UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
WAVE LIFE SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

October 14, 2026

To Our Stockholders:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Wave Life Sciences, Inc. to be held at 11:30 a.m., Eastern Time, on Thursday, November 12, 2026 at 733 Concord Avenue, Cambridge, MA 02138. In this letter and the accompanying Notice, we refer to the 2026 Annual Meeting of Stockholders as the “2026 ASM” and we refer to Wave Life Sciences, Inc. as “Wave,” the “Company,” “we,” “us” and “our.” Details regarding the 2026 ASM, the business to be conducted at the 2026 ASM, and information about the Company that you should consider when you vote your shares are described in the attached proxy statement. Stockholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2026 ASM on short notice. Stockholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2026 ASM.

At the 2026 ASM, nine persons will be elected to our board of directors. In addition, we will ask stockholders to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, approve a proposed amendment to our Amended and Restated 2021 Equity Incentive Plan to increase the total number of shares of common stock available for issuance thereunder, and to approve the compensation of our named executive officers, as disclosed in this proxy statement. The board of directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the 2026 ASM.

Whether you plan to attend the 2026 ASM or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by telephone or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Wave Life Sciences, Inc.

Sincerely,

Paul B. Bolno, M.D., MBA

President, Chief Executive Officer and Director

Wave Life Sciences, Inc. 733 Concord Avenue, Cambridge, MA, 02138, USA

WAVE LIFE SCIENCES, INC.

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

TIME: 11:30 a.m., Eastern Time

DATE: November 12, 2026

PLACE: Wave Life Sciences, Inc., 733 Concord Avenue, Cambridge, MA 02138

PURPOSES:

1.	(a) To elect Paul B. Bolno, M.D., MBA to serve on the Board of Directors;

(b)	To elect Mark H.N. Corrigan, M.D. to serve on the Board of Directors;

(c)	To elect Christian Henry to serve on the Board of Directors;

(d)	To elect Peter Kolchinsky, Ph.D. to serve on the Board of Directors;

(e)	To elect Adrian Rawcliffe to serve on the Board of Directors;

(f)	To elect Ken Takanashi to serve on the Board of Directors;

(g)	To elect Aik Na Tan to serve on the Board of Directors;

(h)	To elect Gregory L. Verdine, Ph.D. to serve on the Board of Directors;

(i)	To elect Heidi L. Wagner, J.D. to serve on the Board of Directors;

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026;

3.

To approve a proposed amendment to our Amended and Restated 2021 Equity Incentive Plan to increase the total number of shares of common stock available for issuance thereunder by 11,000,000 shares in the manner and on the basis as set forth under “Proposal 3: Approval of an Amendment to the Amended and Restated 2021 Equity Incentive Plan” in the attached proxy statement;

4.	To approve, on a non-binding, advisory basis only, the compensation of our named executive officers:

“RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

This non-binding advisory resolution is being proposed to stockholders as required pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The stockholders’ vote on this proposal is solely advisory and non-binding in nature, and will not be enforceable against our Company or our Board of Directors; and

5.	To transact such other business as may properly come before the 2026 ASM and all adjournments or postponements thereof.

The Board of Directors recommends the approval of each of the four proposals listed above.

All of the above proposals should be read in conjunction with the attached proxy statement, which sets out the specific parameters of the proposals.

WHO MAY VOTE:

Eligibility to Vote at 2026 ASM. The Board of Directors has fixed the close of business on October 8, 2026 as the record date for determining those stockholders who will be entitled to receive copies of this Notice and the attached proxy statement. As of October 8, 2026, we had 197,228,058 shares of common stock issued and outstanding.

Proxies. All stockholders of record as of October 8, 2026 are cordially invited to attend the 2026 ASM or appoint a proxy to attend and vote in their place (referred to as a “legal proxy”). A legal proxy need not also be a stockholder of record. Whether or not you plan to attend the 2026 ASM, we urge you to vote and submit your proxy card by the Internet, telephone or mail in order to ensure the presence of a quorum. Completion and submission of the proxy card shall not preclude a stockholder of record from attending and voting at the 2026 ASM. Any appointment of a legal proxy or proxies will be revoked if a stockholder of record attends and votes in person at the 2026 ASM.

The reference to “soliciting your proxy” means that a stockholder of record may appoint the persons identified on the proxy card as such stockholder’s legal proxies to vote in accordance with such stockholder’s instructions given via proxy or to authorize such persons to vote freely.

Beneficial or “Street Name” Holders. If your shares of common stock are held in “street name” (i.e., in the name of a bank, broker or other stockholder of record), you will receive instructions from the stockholder of record. You must follow the instructions of the stockholder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the 2026 ASM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2026 ASM in order to vote as a legal proxy.

BY ORDER OF THE BOARD OF DIRECTORS

October 14, 2026	Paul B. Bolno, M.D., MBA
President, Chief Executive Officer and Director

i

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 12, 2026

The Notice, this proxy statement and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. You can elect to receive distributions of our proxy statements and annual reports to stockholders for future annual meetings by electronic delivery. For specific instructions on making such an election, please refer to the instructions on the proxy card or voting instruction form.

At no charge, we are providing each person from whom a proxy is solicited a copy of, and access to, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (our “2025 Form 10-K”). Additionally, you can find a copy of our 2025 Form 10-K on the website of the U.S. Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “Investors” section of our website at http://ir.wavelifesciences.com/ under the heading “SEC Filings.” You may also obtain a printed copy of our 2025 Form 10-K, free of charge, from us by sending a written request to Investor Relations, Wave Life Sciences, Inc., 733 Concord Avenue, Cambridge, MA 02138 or by email to InvestorRelations@wavelifesci.com. Exhibits to our 2025 Form 10-K will be provided upon written request and payment of an appropriate processing fee.

The information provided on our website (www.wavelifesciences.com) is referenced in this proxy statement for information purposes only. The information on our website shall not be deemed to be a part of or incorporated by reference into this proxy statement or any other filings we make with the SEC or any solicitation of proxies by us.

ii

WAVE LIFE SCIENCES, INC.

733 CONCORD AVENUE

CAMBRIDGE, MA 02138

PROXY STATEMENT FOR THE WAVE LIFE SCIENCES, INC.

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON NOVEMBER 12, 2026

This proxy statement, along with the accompanying Notice of 2026 Annual Meeting of Stockholders (the “Notice”), contains information about the 2026 Annual Meeting of Stockholders of Wave Life Sciences, Inc. (including any adjournments or postponements thereof), which we refer to in this proxy statement as the “2026 ASM.” We are holding the 2026 ASM at 11:30 a.m., Eastern Time, on Thursday, November 12, 2026, at 733 Concord Avenue, Cambridge, MA 02138. Stockholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2026 ASM on short notice. Stockholders should refer to Wave’s website at https://ir.wavelifesciences.com/ and/or its announcements for the latest updates on the status of the 2026 ASM.

In this proxy statement, we refer to Wave Life Sciences, Inc. as “Wave,” the “Company,” “we,” “us” and “our.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the 2026 ASM.

On or about October 14, 2026, we intend to begin sending this proxy statement, the Notice and the enclosed proxy card to stockholders of record as of October 8, 2026. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2025 annual report to stockholders, which includes our financial statements for the fiscal year ended December 31, 2025. Except as otherwise stated herein, all monetary amounts in this proxy statement have been presented in U.S. dollars.

Wave Life Sciences, Inc. is the successor to Wave Life Sciences Ltd. (“Wave-Singapore”). After the close of market trading on August 7, 2026, Wave Life Sciences, Inc. and Wave-Singapore completed a statutory scheme of arrangement under Singapore law pursuant to which Wave-Singapore became an indirect wholly-owned subsidiary of Wave Life Sciences, Inc. and Wave Life Sciences, Inc. became the ultimate parent holding company of the Wave corporate group (the “Redomiciliation”). Information reported in this Proxy Statement for the period prior to the Redomiciliation relates to our predecessor, Wave-Singapore. Unless the context otherwise requires, references in this proxy statement to “Wave,” “the Company,” “our Company,” “we,” “our,” “us” and similar terms are to Wave Life Sciences, Inc. from and after the effective time of the Redomiciliation. Throughout our history as a publicly traded company, we have historically held our annual meeting of stockholders in August. In light of the Redomiciliation that occurred in August 2026, we postponed our 2026 ASM to November 2026.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements concern, among other things, expectations about our clinical trials and programs, regulatory submissions, collaborations, the anticipated benefits of our therapeutic candidates, our financial and operating results, and our future performance and our ability to implement our strategy. These statements involve risks, uncertainties and assumptions and are based on the current estimates and assumptions of the management of the Company as of the date of the proxy statement and are subject to uncertainty and changes. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, those set forth under the heading “Risk Factors” contained in our 2025 Form 10-K, as well as any updates to those risk factors filed from time to time in our periodic and current reports filed with the U.S. Securities and Exchange Commission. All information in this proxy statement is as of the date of this proxy statement and the Company undertakes no duty to update this information unless required by law.

IMPORTANT INFORMATION ABOUT THE

ANNUAL MEETING OF STOCKHOLDERS AND VOTING

Why is the Company holding its annual meeting of stockholders so late this year?

Wave Life Sciences, Inc. is the successor to Wave Life Sciences Ltd. (“Wave-Singapore”). After the close of market trading on August 7, 2026, Wave Life Sciences, Inc. and Wave-Singapore completed a statutory scheme of arrangement under Singapore law pursuant to which Wave-Singapore became an indirect wholly-owned subsidiary of Wave Life Sciences, Inc. and Wave Life Sciences, Inc. became the ultimate parent holding company of the Wave corporate group (the “Redomiciliation”). Information reported in this Proxy Statement for the period prior to the Redomiciliation relates to our predecessor, Wave-Singapore. Unless the context otherwise requires, references in this proxy statement to “Wave,” “the Company,” “our Company,” “we,” “our,” “us” and similar terms are to Wave Life Sciences, Inc. from and after the effective time of the Redomiciliation. Throughout our history as a publicly traded company, we have historically held our annual meeting of stockholders in August. In light of the Redomiciliation that occurred in August 2026, we postponed our 2026 ASM to November 2026.

Why is the Company Soliciting My Proxy?

The Board of Directors of Wave Life Sciences, Inc. (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “2026 ASM”) to be held at 733 Concord Avenue, Cambridge, MA 02138 on Thursday, November 12, 2026, at 11:30 a.m., Eastern Time, and any adjournments or postponements of the 2026 ASM. Stockholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2026 ASM on short notice. This proxy statement, along with the Notice, summarizes the purposes of the meeting and the information you need to know to vote at the 2026 ASM.

We have made available to you on the Internet or have sent you this proxy statement, the Notice, the proxy card, and our 2025 annual report to stockholders because you owned common stock of Wave Life Sciences, Inc. on the record date for determining those stockholders who will be entitled to receive copies of the Notice and this proxy statement. We intend to begin distributing the proxy materials to stockholders on or about October 14, 2026.

The reference to “soliciting your proxy” means that a stockholder of record may appoint the persons identified on the proxy card as such stockholder’s legal proxy to vote in accordance with such stockholder’s instructions given via proxy or to authorize such persons to vote freely.

Who Can Vote?

The Board has fixed the close of business on October 8, 2026 as the record date for determining those stockholders who will be entitled to receive copies of the Notice and this proxy statement. As of October 8, 2026, we had 197,228,058 shares of common stock issued and outstanding. Our common stock is our only class of voting stock.

If on October 8, 2026 your shares of our common stock were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record.

If on October 8, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and our proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the 2026 ASM. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the 2026 ASM. However, since you are not the stockholder of record, you may not vote your shares at the 2026 ASM unless you request and obtain a valid proxy from your broker or other agent.

You do not need to attend the 2026 ASM to vote your shares. Shares represented by valid proxies, received in time for the 2026 ASM and not revoked prior to the 2026 ASM, will be voted at the 2026 ASM. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote at the 2026 ASM.

How Do I Vote?

If you are not planning to attend the 2026 ASM, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to Proposals 2-4. If you properly submit a proxy card without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below, except as described under “Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?” Voting by proxy will not affect your right to attend the 2026 ASM. If you are a stockholder of record such that your shares are registered directly in your name through our transfer agent, Computershare Trust Company, N.A., or you have share certificates registered in your name, you may vote:

•

By Internet or by telephone. Follow the instructions included in the proxy card to vote over the Internet or by telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 11, 2026.

•

By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•	In person at the meeting. If you attend the meeting, you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (i.e., in the name of a bank, broker or other stockholder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the 2026 ASM, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the 2026 ASM in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” for the election of each of the nominees for director;

•	“FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026;

•	“FOR” the approval of an increase in the total number of shares of common stock available for issuance under the Amended and Restated 2021 Equity Incentive Plan; and

•	“FOR” the non-binding advisory resolution on compensation of our named executive officers, as disclosed in this proxy statement.

If any other matter is presented at the 2026 ASM, your proxy card provides that your shares will be voted by the proxy holder listed in the proxy card in accordance with the proxy holder’s judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the 2026 ASM, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before or at the 2026 ASM in any one of the following ways:

•	if you received a proxy card, by signing and submitting a new proxy card with a date later than your previously delivered proxy card, and submitting it as instructed above;

•	by re-voting by Internet or by telephone as instructed above;

•	by notifying the Company’s Secretary in writing before the 2026 ASM that you have revoked your proxy; or

•	by attending and voting at the 2026 ASM in person. Any appointment of a legal proxy or proxies will be revoked if a stockholder of record attends and votes in person at the 2026 ASM.

Your most current vote is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card if you hold any of our shares of common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote or Provide Voting Instructions?

If your shares are registered in your name or if you have share certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares without receiving instructions from you on Proposal 2: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm. We encourage you to provide voting instructions to your bank, broker or other nominee to ensure your shares will be voted at the 2026 ASM and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	Each nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected to serve until the next annual meeting of stockholders.

You may vote either “for” all of the nominees, “withhold” your vote from all of the nominees or “withhold” your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Abstentions will have no effect on the results of this vote.

Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve an Amendment to the Amended and Restated 2021 Equity Incentive Plan	The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to approve an amendment to the Amended and Restated 2021 Equity Incentive Plan to increase the total number of shares of common stock available for issuance thereunder by 11,000,000 shares (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve a Non-Binding Advisory Vote on the Compensation of our Named Executive Officers	This non-binding advisory vote is being proposed to stockholders as required pursuant to Section 14A of the Exchange Act. The stockholders’ vote on this proposal is solely advisory and non-binding in nature, will have no legal effect for purposes of Delaware law and will not be enforceable against our Company or our Board.

The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to approve, on a non-binding, advisory basis only, the compensation of our named executive officers, as described in this proxy statement (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

You may vote either “for” or “against” or “abstain” from voting on this proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name with respect to this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Where Can I Find the Voting Results of the 2026 ASM?

The preliminary voting results will be announced at the 2026 ASM, and we will publish preliminary results, or final results if available, in a Current Report on Form 8-K within four business days after the 2026 ASM. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

We have engaged Innisfree to act as our proxy solicitor in connection with the proposals to be acted upon at our 2026 ASM. Pursuant to our agreement with our proxy solicitor, our proxy solicitor will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the 2026 ASM. For these services, we will pay a fee of approximately $25,000 plus expenses. If you have any questions or require any assistance, you may contact Innisfree using a dedicated toll-free number at 877-800-5192.

What Constitutes a Quorum for the 2026 ASM?

The presence, in person or by proxy, of the holders of a majority of the voting power of the stock issued and outstanding and entitled to vote at the 2026 ASM is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the 2026 ASM

The 2026 ASM will be held at 11:30 a.m., Eastern Time, on Thursday, November 12, 2026 at 733 Concord Avenue, Cambridge, MA 02138. When you arrive, signs will direct you to the appropriate meeting rooms. You need not attend the 2026 ASM in person in order to vote, provided that your proxy is present to represent your vote. Stockholders should note that we may be required or it may be advisable to change our meeting arrangements for the 2026 ASM on short notice. Stockholders should refer to our website at https://ir.wavelifesciences.com/ and/or our announcements for the latest updates on the status of the 2026 ASM.

Householding of Annual Disclosure Documents

Some brokers or other nominee record holders may be sending you a single set of our proxy materials if multiple Wave Life Sciences, Inc. stockholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

We will promptly deliver a separate copy of our proxy materials to you if you write or call our Corporate Secretary at: Wave Life Sciences, Inc.: 733 Concord Avenue, Cambridge, MA 02138 or (617) 949-2900. If you want to receive your own set of our proxy materials in the future or, if you share an address with another stockholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 1, 2026 for (i) the named executive officers (“NEOs”) named in the Summary Compensation Table appearing elsewhere in this proxy statement, (ii) each of our directors, (iii) all of our current directors and executive officers as a group, and (iv) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem common stock that may be acquired by an individual or group within 60 days after October 1, 2026 pursuant to the exercise of options, the vesting of restricted stock unit awards, and the exercise of pre-funded warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but such shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other individual or group shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage ownership is based on 197,213,583 shares of common stock outstanding on October 1, 2026.

	Common Stock Beneficially Owned
Name	Shares	Percent
5% Beneficial Owners:
RA Capital Management, L.P.(1)	34,272,406	16.76%
GSK plc(2)	18,245,691	9.25%
Directors and Named Executive Officers:
Paul B. Bolno, M.D., MBA(3)	3,049,807	1.55%
Chandra Vargeese, Ph.D.(4)	1,341,031	*
Kyle Moran, CFA(5)	702,218	*
Christopher Francis, Ph.D.(6)	200,216	*
Mark H. N. Corrigan, M.D.(7)	235,475	*
Christian Henry(8)	142,130	*
Peter Kolchinsky, Ph.D.(9)	34,272,406	16.76%
Adrian Rawcliffe(10)	174,430	*
Ken Takanashi(11)	9,800,917	4.97%
Gregory L. Verdine, Ph.D.(12)	603,114	*
Heidi Wagner(13)	251,590	*
Aik Na Tan(14)	88,468	*
All current directors and executive officers as a group (12 individuals)(15)	51,278,720	24.34%

*	Represents less than 1% of shares of common stock outstanding on October 1, 2026.
(1)

Based on information reported by RA Capital Management, L.P. (“RA Capital”) on Schedule 13D/A filed with the SEC on August 11, 2026. Consists of (i) 27,004,320 shares of common stock held by RA Capital Healthcare Fund, L.P. (the “Fund”), (ii) 174,430 shares of common stock underlying options exercisable within 60 days after October 1, 2026 held by Dr. Peter Kolchinsky, a member of our Board, and (iii) 7,093,656 shares of common stock that the Fund beneficially owns based on the right to acquire upon exercise of pre-funded warrants. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Rajeev Shah are the controlling persons. RA Capital serves as investment adviser for the Fund and may be deemed a beneficial owner of any securities of the Company held by the Fund. The Fund has delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s portfolio, including the shares of common stock held by the Fund. Because the Fund has divested itself of voting and investment power over the reported securities it holds and may not revoke that delegation on less than

61 days’ notice, the Fund disclaims beneficial ownership of the securities it holds for purposes of Section 13(d) of the Exchange Act. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any securities of the Company beneficially owned by RA Capital. RA Capital, Dr. Kolchinsky, and Mr. Shah disclaim beneficial ownership of securities reported herein. The address for RA Capital is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(2)

Based on information reported by GSK plc on Form 4 filed with the SEC on December 15, 2025. Consists of shares of common stock held of record by Glaxo Group Limited, a wholly-owned subsidiary of GSK plc. The address of GSK plc is 980 Great West Road, Brentford, Middlesex TW8 9GS, England.

(3)	Consists of (i) 19,770 shares of common stock held by Dr. Bolno and (ii) 3,097,994 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Dr. Bolno.
(4)	Consists of (i) 335,388 shares of common stock held by Dr. Vargeese and (ii) 1,359,493 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Dr. Vargeese.
(5)	Consists of (i) 57,950 shares of common stock held by Mr. Moran and (ii) 719,262 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Mr. Moran.
(6)	Consists of (i) 4,367 shares of common stock held by Dr. Francis and (ii) 215,510 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Dr. Francis.
(7)	Consists of (i) 28,815 shares of common stock held by Dr. Corrigan and (ii) 206,660 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Dr. Corrigan.
(8)	Consists of (i) 12,700 shares of common stock held by Mr. Henry and (ii) 129,430 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Mr. Henry.
(9)	See Footnote (1) above.
(10)	Consists of shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Mr. Rawcliffe.
(11)

Mr. Takanashi, a member of our Board, is an executive officer of SNBL and an executive officer and director of SNBL USA. SNBL and Mr. Takanashi share voting and dispositive power with respect to such shares and may be deemed to beneficially own such shares. Based on information reported by Shin Nippon Biomedical Laboratories, Ltd. (“SNBL”) on Schedule 13D/A filed with the SEC on June 6, 2025. Consists of (i) 3,498,815 shares of common stock held by SNBL; (ii) 6,107,593 shares of common stock held by SNBL USA, Ltd. (“SNBL USA”). Also includes 20,079 shares of common stock and vested options to purchase 174,430 shares of common stock exercisable within 60 days of October 1, 2026 held by Mr. Takanashi. The address of SNBL is 2438 Miyanoura-cho, Kagoshima City, Kagoshima 891-1394, Japan; the address of SNBL USA is 2333 Seaway Boulevard, Everett, WA 98203; and the address of Mr. Takanashi is St. Luke’s Tower 28F, 8-1,Akashi-cho, Chuo-ku, Tokyo 104-0044, Japan.

(12)	Consists of (i) 265,217 shares of common stock held by Dr. Verdine and (ii) 337,897 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Dr. Verdine.
(13)	Consists of (i) 44,930 shares of common stock held by Ms. Wagner and (ii) 206,660 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Ms. Wagner.
(14)	Consists of (i) 12,268 shares of common stock held by Ms. Tan and (ii) 95,250 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by Ms. Tan.
(15)

Consists of (i) 6,892,721 shares of common stock underlying options exercisable within 60 days of October 1, 2026 held by our current directors and executive officers, (ii) 37,429,130 outstanding shares of common stock beneficially owned by our current directors and executive officers and entities affiliated with certain of our directors and (iii) exercisable pre-funded warrants to purchase 7,093,656 shares of common stock, held by an entity affiliated with one of our directors. Includes securities held by Dr. Ingelsson and Dr. Wright, who are executive officers but not NEOs.

MANAGEMENT AND CORPORATE GOVERNANCE

Board of Directors

Pursuant to our Amended and Restated Bylaws (our “Bylaws”), the total number of directors constituting the Board of Directors (our “Board”) shall be determined from time to time by resolution of the Board. Our Board currently consists of nine members and each of our directors is elected annually. On October 5, 2026, our Board accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Paul B. Bolno, M.D., MBA, Mark H.N. Corrigan, M.D., Christian Henry, Peter Kolchinsky, Ph.D., Adrian Rawcliffe, Ken Takanashi, Aik Na Tan, Gregory L. Verdine, Ph.D., and Heidi L. Wagner, J.D., each currently a director of the Company, for election at the 2026 ASM. If each such nominee is elected, they will serve on our Board until our 2027 Annual Meeting of Stockholders (the “2027 ASM”) and until their successor has been elected and qualified or subject to their earlier death, resignation, disqualification or removal.

Set forth below are the names of our directors, their ages as of October 1, 2026, their offices in our Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which they hold or have held directorships during the past five years. In addition, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director, is set forth below:

Name	Age	Position/Title
Paul B. Bolno, M.D., MBA	52	President, Chief Executive Officer and Director
Christian Henry	58	Chair of the Board
Mark H.N. Corrigan, M.D.	69	Director
Peter Kolchinsky, Ph.D.	50	Director
Adrian Rawcliffe	54	Director
Ken Takanashi	62	Director
Aik Na Tan	56	Director
Gregory L. Verdine, Ph.D.	67	Director
Heidi L. Wagner, J.D.	62	Director

Paul B. Bolno, M.D., MBA has served as our President and Chief Executive Officer since December 2013 and as a director since April 2014. Since May 2020, Dr. Bolno has served as Chairman of the Scientific Advisory Group for the Nucleic Acid Therapy Accelerator (NATA) in the United Kingdom. Since December 2024, Dr. Bolno has served as Chairman of the Board of Directors to ExpressionEdits, a privately-held biotechnology company, and since September 2025, has served as a director of Invivyd, Inc., a publicly-traded biopharmaceutical company. From June 2020 through March 2024, Dr. Bolno served on the board of directors of SQZ Biotechnologies, a publicly-traded life sciences company that was acquired by STEMCELL Technologies Canada Acquisitions, Inc. in March 2024. Prior to joining us, he served at GlaxoSmithKline plc from 2009 to 2013 in various roles, including Vice President, Worldwide Business Development—Head of Asia BD and Investments, Head of Global Neuroscience BD, a director of Glaxo Welcome Manufacturing, Pte. Ltd. in Singapore and Vice President, Business Development for the Oncology Business Unit, where he helped establish GlaxoSmithKline’s global oncology business and served as a member of the Oncology Executive Team, Oncology Commercial Board and Cancer Research Executive Team. Prior to GlaxoSmithKline, he served as director of Research at Two River LLC, a health care private equity firm from 2004 to 2009. Dr. Bolno earned a medical degree from MCP-Hahnemann School of Medicine and an M.B.A. from Drexel University. He was a general surgery resident and cardiothoracic surgery postdoctoral research fellow at Drexel University College of Medicine. We believe that Dr. Bolno’s experience serving as our President and Chief Executive Officer since 2013, his medical degree and clinical training in cardiothoracic surgery, his business degree and experience evaluating life sciences companies in healthcare private equity, and his extensive business development and operating experience working in various roles at one of the world’s largest global healthcare companies qualify him to serve on our Board.

Christian Henry has served as a director since November 2016, and as Chair of our Board since October 2017. Mr. Henry previously served as the President and Chief Executive Officer of Pacific Biosciences, a publicly traded life sciences company, from September 2020 to August 2026; Mr. Henry continues to serve on its board of directors, a position he has held since 2018. Mr. Henry has served on the board of directors of Ginkgo Bioworks, a publicly-traded synthetic biology company, since 2016, and previously served on the board of directors of CM Life Sciences III Inc., a publicly-traded special purpose acquisition company, from April 2021 through December 2021. Mr. Henry served as Executive Vice President & Chief Commercial Officer of Illumina, Inc. from 2015 through January 2017, and previously served as Senior Vice President & Chief Commercial Officer from 2014 to 2015, Senior Vice President & General Manager Genomic Solutions from 2012 to 2014, Senior Vice President, Chief Financial Officer & General Manager Life Sciences from 2010 to 2012, Senior Vice President, Corporate Development & Chief Financial Officer from 2009 to 2010, Senior Vice President & Chief Financial Officer from 2007 to 2009, and Vice President & Chief Financial Officer from 2005 to 2006. Prior to joining Illumina, Inc., Mr. Henry served as the Chief Financial Officer of Tickets.com, Inc. from 2003 to 2005. From 1999 to 2003, Mr. Henry served as Vice President, Finance & Corporate Controller of Affymetrix, Inc. (acquired by Thermo Fisher Scientific in 2016). In 1997, Mr. Henry joined Nektar Therapeutics (formerly Inhale Therapeutic Systems, Inc.), as Corporate Controller, and later as its Chief Accounting Officer from 1997 to 1999. In 1996, Mr. Henry served as General Accounting Manager of Sugen, Inc. Mr. Henry began his career in 1992 at Ernst & Young LLP, where he was a Senior Accountant through 1996. Mr. Henry earned his B.A. in biochemistry and cell biology from the University of California, San Diego, and his M.B.A., with a concentration in finance, from the University of California, Irvine. We believe he is qualified to serve on our Board and as our Chair because of his proven strengths in corporate strategy, finance and operations, along with his extensive experience leading various functions at one of the largest and most innovative genetic healthcare companies, and his experience as a board member, board committee member and chief executive officer of publicly-traded life sciences companies.

Mark H. N. Corrigan, M.D. has served as a director since September 2019. Dr. Corrigan currently serves on the board of directors of AstronauTx LLC, a privately-held company. Dr. Corrigan also serves as a Strategic Advisor to Ceretype Neuromedicine. Dr. Corrigan served as a member of the board of directors of Silver Creek Pharmaceuticals, Inc., a privately held company, from November 2024 to May 2025 and of Nabriva Therapeutics plc, a publicly traded commercial-stage biopharmaceutical company, from June 2021 to December 2023, and previously served on Nabriva’s board of directors from June 2017 to May 2020. Dr. Corrigan also served as chairman of the board of directors of Elios Therapeutics, LLC, a privately-held development-stage immuno-oncology company. Dr. Corrigan served as the Chief Executive Officer of Correvio Pharma Corp. (“Correvio”), from March 2019 to May 2020. Prior to joining Correvio, Dr. Corrigan was President of Research and Development at Tremeau Pharmaceuticals (of which he is also a co-founder) from 2016 to March 2019. Dr. Corrigan served as President and Chief Executive Officer of Zalicus, Inc. (formerly CombinatoRx) from 2010 to 2014. Prior to that time, from 2003 to 2009, Dr. Corrigan held the role of Executive Vice President, Research and Development at Sepracor Inc. From 2000 to 2003, Dr. Corrigan served as Group Vice President, Clinical Research & Experimental Medicine at Pharmacia Corporation. Prior to this, Dr. Corrigan held various roles at The Upjohn Company, The University of North Carolina, and the National Institute of Mental Health Center for Psychoneuroendocrinology in Adults and Children at Dorthea Dix Hospital. Dr. Corrigan previously served as a member of the board of directors of Avanir Pharmaceuticals, Inc., CoLucid Pharmaceuticals, Inc., Correvio Pharma Corp., and Cubist Pharmaceuticals, Inc. Dr. Corrigan holds an M.D. from the University of Virginia and received specialty training in psychiatry at Maine Medical Center and Cornell University. He received a Bachelor of Arts in Psychology from the University of Virginia. We believe he is qualified to serve on our Board because of his extensive experience working with clinical-stage, publicly-traded biopharmaceutical companies as a board member, board committee member and chief executive officer, his medical degree and clinical training in psychiatry, and his clinical and regulatory expertise.

Peter Kolchinsky, Ph.D. has served as a director since January 2015. Dr. Kolchinsky is a founder and Managing Partner of RA Capital, a multi-stage investment manager which is dedicated to evidence-based investing in healthcare and life science companies that are developing drugs, medical devices, diagnostics, services and research tools, where he has worked since 2001. RA Capital is the investment manager of RA Capital Healthcare

Fund, L.P. Dr. Kolchinsky has served as a member of the board of directors of ARS Pharmaceuticals Inc., a publicly-traded biopharmaceutical company, since August 2021, in addition to serving as a member of the board of directors of a number of privately-held companies. He is the founder and currently serves on the advisory board of the non-profit organization, No Patient Left Behind. Dr. Kolchinsky previously served as a member of the board of directors of Forma Therapeutics Holdings, Inc., from December 2019 through October 2022, Dicerna Pharmaceuticals, Inc., from July 2013 to December 2019, Icosavax, Inc. from July 2021 to December 2023, Research Alliance Corporation I from April 2020 to June 2021, Research Alliance Corporation II from July 2020 to December 2022, and Synthorx, Inc., from May 2018 to January 2020, all of which were publicly-traded biopharmaceutical companies. Dr. Kolchinsky also leads RA Capital’s engagement and publishing efforts, which aim to make a positive social impact and spark collaboration among healthcare stakeholders, including patients, physicians, researchers, policymakers, and industry. He served on the Board of Global Science and Technology for the National Academy of Sciences from 2009 to 2012, is the author of “The Great American Drug Deal” and “The Entrepreneur’s Guide to a Biotech Startup”, and frequently writes and speaks on the future of biotechnology innovation. Dr. Kolchinsky earned his Ph.D. in virology from Harvard University and earned his bachelor’s degree in Biology from Cornell University. We believe he is qualified to serve on our Board because of his scientific acumen, his strong reputation as a thought leader in the life sciences industry, his extensive experience investing in and forming, building and growing life sciences companies and mentoring their management teams, as well as his experience as an institutional investor and his experience serving as a board member, board committee member, and board observer of various publicly-traded and privately-held healthcare and life science companies.

Adrian Rawcliffe has served as a director since February 2017. Since January 2026, Mr. Rawcliffe has served as CEO-Partner and Chief Executive Officer of Etiome Inc., a privately-held biotechnology company. Since September 2026, Mr. Rawcliffe has also served on the board of directors of Prologue Medicines, a privately-held biotechnology company. From September 2019 to November 2025, Mr. Rawcliffe served as the Chief Executive Officer and on the board of directors of Adaptimmune Therapeutics plc. (“Adaptimmune”), a clinical-stage biopharmaceutical company traded on The Nasdaq Global Select Market until November 2025. Mr. Rawcliffe also served on the board of directors of Adaptimmune Ltd., a privately-held company and subsidiary of Adaptimmune from 2016 to November 2025. From 2015 to September 2019, he served as Adaptimmune’s Chief Financial Officer. Prior to joining Adaptimmune, Mr. Rawcliffe served in various roles at GlaxoSmithKline plc, including Senior Vice President Finance, North America Pharmaceuticals and Global Franchises from 2011 to 2015; Senior Vice President, Worldwide Business Development and R&D Finance from 2006 to 2011; Vice President, Worldwide Business Development Transactions and Ventures from 2003 to 2005; and Vice President, Deal Structuring from 2001 to 2003. From 2005 to 2006, Mr. Rawcliffe served as the President and Managing Partner of SR One Ltd. Mr. Rawcliffe began his career as a supervisor at Coopers & Lybrand (now PricewaterhouseCoopers) from 1993 to 1997. Mr. Rawcliffe received his B.Sc. in Natural Sciences from the University of Durham, England. Mr. Rawcliffe also received Chartered Accountancy training through The Institute of Chartered Accountants in England and Wales (ICAEW). We believe he is qualified to serve on our Board because of his global operating and business leadership experience working in the biopharmaceutical industry, his experience as a board member, board committee member, chief financial officer and chief executive officer of publicly-traded biotechnology companies, and his extensive operating and corporate development experience working in various roles at one of the world’s largest global healthcare companies.

Ken Takanashi has served as a director since July 2012. Since 2002, Mr. Takanashi has served in various executive management and director roles at Shin Nippon Biomedical Laboratories Ltd. (“SNBL”) and its affiliates and currently serves as its Vice Chairman. Mr. Takanashi was the Chief Financial Officer of SNBL USA, Ltd., a subsidiary of SNBL, from 2012 to 2014. Since 2016, Mr. Takanashi has also served on the board of directors of Satsuma Pharmaceuticals, Inc., a biopharmaceutical company that was previously publicly-traded and became a privately-held company and wholly-owned subsidiary of SNBL on June 8, 2023. Since 2020, Mr. Takanashi has served as a member of the board of directors of TMS Co., Ltd., a biopharmaceutical company listed on the Tokyo Stock Exchange, in addition to serving as a member of the board of directors of a number of privately-held companies. Mr. Takanashi earned an M.B.A. from the University of Warwick and received his bachelor’s degree from the University of Tokyo and is a Chartered Public Accountant. We believe he is qualified to serve on our Board because of his extensive experience leading global research and development organizations in the biopharmaceutical industry, his experience forming, building and taking life sciences companies public, his experience serving as a board member and board committee member of various publicly-traded life sciences companies, his long-standing history with Wave, his close familiarity with our Japanese operations, and his business, financial and accounting credentials.

Aik Na Tan has served as a director since August 2020. Ms. Tan currently serves as Senior Vice-President (Administration) at Nanyang Technological University, Singapore (NTU), a position she has held since January 2020. From when she joined NTU in August 2016 to December 2017, she served as NTU’s Chief Financial Officer. She also served as NTU’s Chief Administrative Officer from April 2017 to December 2017 and as NTU’s Vice-President (Administration) from January 2018 to December 2019. Prior to joining NTU, Ms. Tan served as Global Finance Transformation Leader & Managing Director of the Chemours Company Singapore Pte Ltd, a spin-off from DuPont, from 2015 to 2016. From 1994 to 2015, Ms. Tan held numerous global and regional leadership roles at DuPont in accounting, corporate treasury, six sigma, financial systems, supply chain, operations, financial and strategic planning, including various positions at DuPont Company (Singapore) Pte Ltd, most recently serving as the Chief Financial Officer of DuPont Titanium Technologies from November 2011 to February 2015. Ms. Tan began her professional career as a tax assistant at Price Waterhouse. Ms. Tan holds a Bachelor of Accountancy degree from the Nanyang Technological University, Singapore, and is a member of the Institute of Singapore Chartered Accountants. We believe she is qualified to serve on our Board because of her extensive experience as a chief financial officer and chief administrative officer, her broad operations experience working in Singapore corporations, her experience working on boards of directors and committees thereof, as well as her business, financial and accounting credentials.

Gregory L. Verdine, Ph.D. is one of our founders and has served as a director since July 2013. He was our President, Chief Executive Officer and Chief Scientific Officer from our inception through December 2013 and served as Chairman of our Board from July 2013 through September 2017. Since 1989, Dr. Verdine has served as the Erving Professor of Chemistry in the Department of Stem Cell and Regenerative Biology and the Department of Chemistry and Chemical Biology at Harvard University and Harvard Medical School; he is now Erving Professor of Chemistry, Emeritus. Dr. Verdine co-founded the non-profit Gloucester Marine Genomics Institute and Gloucester Biotechnology Academy in 2013 and served as the Founding President until 2016. He is the co-founder of Parabilis Medicines (formerly Fog Pharmaceuticals Inc.), a privately-held company, and served as President and Chief Executive Officer of the company from October 2015 to June 2023 and Vice Chairman of the Board of Directors from June 2023 to June 2024. Dr. Verdine serves as President and Chief Executive Officer and serves on the board of directors of LifeMine Therapeutics Inc., DoveTree Medicines LLC, and DoveTree Unus, Inc., privately-held companies. Since August 2024, Dr. Verdine has served as Executive Chair at Biggie Bio, LLC and as sole Director of wholly-owned subsidiary VidaVinci, Inc., both privately held companies. Since 2025, Dr. Verdine has served as the Executive Chair at RococoBio, LLC, and since 2024, as a board member of Stipple Bio, Inc. Dr. Verdine is a co-owner of Lola Advisors and serves as Managing General Partner of LoLa Capital Partners, a new modality venture capital fund, and also serves as a consultant at Yael Capital Management Ltd., as well as XtalPi, a publicly-traded company on the Hong Kong Stock Exchange. He is also the founder of Warp Drive Bio (merged into Revolution Medicines, Inc. (Nasdaq: RVMD)) and served in various roles, from Chief Scientific Officer to Chief Executive Officer, from the company’s inception in 2012 until April 2016. Dr. Verdine founded Enanta Pharmaceuticals and served as a member of its board of directors from 1990 through its initial public offering in 2013. He has served as a Venture Partner at WuXi Healthcare Ventures, AppleTree Ventures, TPG Biotech and Third Rock Ventures, and he is currently a Venture Partner at Andreessen Horowitz. He has served on the Board of Scientific Counselors of the National Cancer Institute, and on the Board of Scientific Consultants of the Memorial Sloan Kettering Cancer Center, and was a Senior Advisor to SNBL, Hofmann La Roche, Pfizer and Merck. Dr. Verdine is also a co-founder of Eleven Biotherapeutics, Tokai Therapeutics, Aileron Therapeutics, and Gloucester Pharmaceuticals (acquired by Celgene in 2010). He has also served as a director of the Chemical Biology Initiative and the Program in Cancer Chemical Biology at the Dana-Farber Cancer Institute. Dr. Verdine received his Ph.D. in Chemistry from Columbia University and completed postdoctoral work in

Molecular Biology at the Massachusetts Institute of Technology and Harvard Medical School. We believe he is qualified to serve on our Board because of his expertise and deep knowledge of our technology as one of our co-founders and a co-inventor of our stereoprogrammable backbone chemistry, his expertise in new modality therapeutics, his expertise in the field of oligonucleotide therapeutics, and his long track record of founding, advising and leading multiple successful biopharmaceutical companies.

Heidi L. Wagner, J.D. has served as a director since September 2019. Ms. Wagner previously served as Global Head of Government Affairs at ElevateBio, LLC, a privately-held biopharmaceutical company, from March 2023 through October 2025. Ms. Wagner served as Senior Vice President, Government Affairs and Policy at Global Blood Therapeutics, Inc., from 2018 through January 2021. Prior to joining Global Blood Therapeutics, Ms. Wagner served as Senior Vice President, Global Governmental Affairs and a member of the Executive Committee at Alexion Pharmaceuticals, Inc. from 2012 to 2018, and as Vice President, Global Government Affairs from 2009 to 2012. Ms. Wagner held the role of Senior Director of Government Affairs at Genentech, Inc. from 2000 to 2009, and as Director, Government Affairs from 1998 to 1999. Prior to that time, she served as Health Policy Director and Consultant at Healthcare Leadership Council, and in various roles at Epstein Becker & Green and Groom & Nordberg, and the U.S. House of Representatives. Ms. Wagner currently serves a board member of the non-profit organization, No Patient Left Behind, in addition to serving as a member of the board of directors of the Lieber Institute for Brain Development, and as a member of the board of directors and as a Trustee for the University of Colorado Foundation. From 2015 to 2018, she also served as a member of the board of directors of the European Confederation of Pharmaceutical Entrepreneurs. Ms. Wagner earned a J.D. from George Mason University School of Law and received a Bachelor of Science in Journalism and Mass Communication from the University of Colorado. We believe she is qualified to serve on our Board because of her enterprise leadership experience and her extensive experience as a government affairs executive driving strategy for government policy, pricing, reimbursement and patient access for various biopharmaceutical companies, including leading the pricing and reimbursement strategy, and implementing the global compliance programs for leading rare disease biopharmaceutical organizations.

Director Independence and Director Commitments

Our Board believes that independence is one important component of a high-functioning board capable of objective decision-making that represents the long-term interests of our stockholders and the Company. Since our initial public offering in 2015, our Board has enhanced its independence by replacing two previous directors — a founder and a representative of an investor with five directors who are independent and not affiliated with any of our principal stockholders. We further enhanced our Board’s independent leadership by appointing Christian Henry as our independent Chair. Our Board is committed to ensuring that its members reflect an appropriate level of independence in conjunction with the combination of qualifications, qualities and skills required to exercise its duties and responsibilities and serve the best interests of our Company and our stockholders. In accordance with our Corporate Governance Guidelines and Nasdaq rules, we hold executive sessions of our independent directors in conjunction with our regularly scheduled board meetings and otherwise as appropriate. In addition, our Compensation Committee meets in executive session with no members of management present, as necessary or appropriate, to address various compensation matters, including deliberations regarding our Chief Executive Officer’s performance and compensation.

Our Board has reviewed the materiality of any relationship that each of our directors has with our Company, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The Nasdaq Stock Market: Mses. Tan and Wagner, Drs. Kolchinsky and Corrigan, and Messrs. Henry, Rawcliffe and Takanashi.

Our Board believes that our directors should limit the number of other public company boards on which they serve so that they are able to devote adequate time to their duties to Wave, including preparing for and attending our board meetings. Our Corporate Governance Guidelines indicate that our directors should advise the Chair of our Board and the Chair of the Nominating and Corporate Governance Committee before accepting an invitation to serve on other publicly-traded company boards, and that any such service shall comply with our conflict of interest policies. Our Nominating and Corporate Governance Committee has reviewed our directors’ current commitments and determined that such commitments are consistent with our guidelines. Furthermore, our Board has concluded that each of the members of our Board is qualified and should continue to serve on our Board based on their contributions to our Company, current experience, qualifications, attributes and skills, which our Board believes each has continued to demonstrate since their respective appointments as directors. As our Company has evolved, our directors’ respective tenures with Wave, collective experiences, including that of sitting on other public company boards, and engagement with our Company have remained steadfast. Our Board believes that our directors continue to demonstrate their commitment and dedication, particularly as we advance towards being a commercial organization. Our Corporate Governance Guidelines are publicly available on our website at http://ir.wavelifesciences.com/ under the heading “Corporate Governance.”

Committees of the Board of Directors and Meetings

Meeting Attendance

During the fiscal year ended December 31, 2025, our Board held four meetings, and the various committees of the Board met a total of 15 times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which such director served during 2025. The Board has adopted a policy under which our directors make reasonable efforts to attend our annual meetings of stockholders.

Audit Committee

Our Audit Committee held six meetings during the fiscal year ended December 31, 2025. Our Audit Committee currently has four members: Mr. Rawcliffe (Chair), Dr. Corrigan, Mr. Henry, and Ms. Tan. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the responsibility to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee’s enumerated role and responsibilities include the review of annual financial statements and oversight of data privacy and cybersecurity matters, consideration of matters relating to accounting policy and internal controls, and review of the scope of annual audits.

Dr. Corrigan, Messrs. Henry and Rawcliffe, and Ms. Tan satisfy the current independence standards promulgated by the SEC and by The Nasdaq Stock Market, as such standards apply specifically to members of audit committees. Our Board has determined that each member of the Audit Committee meets the financial literacy requirements of The Nasdaq Stock Market Rules and that each of Messrs. Henry and Rawcliffe and Ms. Tan qualifies as an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K.

The Audit Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Compensation Committee

Our Compensation Committee met four times during the fiscal year ended December 31, 2025. The Compensation Committee currently has three members: Mr. Henry (Chair), Mr. Rawcliffe, and Ms. Wagner. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), our 2014 Equity Incentive Plan, as amended (the “2014 Plan”), and our Amended and Restated 2019 Employee Share Purchase Plan (the “2019 ESPP”). The Compensation Committee is responsible for determining the compensation of our executive officers.

Each member of the Compensation Committee qualifies as independent under the definition promulgated by The Nasdaq Stock Market.

The Compensation Committee’s written charter is publicly available on our website at www.wavelifesciences.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee met two times during the fiscal year ended December 31, 2025. The Nominating and Corporate Governance Committee currently has three members: Ms. Wagner (Chair), Mr. Takanashi and Dr. Corrigan. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, evaluating current Board members’ performance, and overseeing our practices related to human capital management.

Each member of the Nominating and Corporate Governance Committee qualifies as independent under the definition promulgated by The Nasdaq Stock Market.

The Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors on our Board, consistent with criteria approved by the Board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes making requests to Board members and others for recommendations, holding meetings from time to time to evaluate biographical information and reviewing background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board. The Nominating and Corporate Governance Committee is also authorized by its charter to retain search firms to identify director candidates. The qualifications, qualities and skills that the committee believes must be met by a committee-recommended nominee for a position on our Board are as follows:

•	Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•

Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.

•	Nominees should have a commitment to understand Wave and our industry and to regularly attend and participate in meetings of the Board and its committees.

•

Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

•

Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

•

Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. Diversity of thought, background and experience on our Board is highly valued and is actively considered in the nomination process as well as in the Board’s performance evaluation.

The Nominating and Corporate Governance Committee strives to achieve a balance of backgrounds, perspectives, and experiences on our Board and its committees. We believe that our current Board represents diversity of thought, background and most importantly, experience, which has and continues to serve us well as we grow and have transitioned from a preclinical to clinical-stage company, and now to a late-stage development and commercial company. Our Board and management seek out highly qualified candidates with diverse backgrounds, skills and experiences as part of each search they conduct for qualified directors and executive officers, respectively.

The Nominating and Corporate Governance Committee’s written charter and our Corporate Governance Guidelines, which set forth our nominee requirements, are publicly available on our website at www.wavelifesciences.com.

Research and Development Committee

Our Research and Development Committee met three times during the fiscal year ended December 31, 2025. The Research and Development Committee currently has three members: Drs. Corrigan (Chair), Kolchinsky and Verdine. Our Research and Development Committee’s role and responsibilities are set forth in the Research and Development Committee’s written charter and generally include assisting us in evaluating research, development and technology (“R&D”) issues and decisions; reviewing and providing feedback to our R&D management on our current and planned R&D programs and initiatives; serving as a sounding board for our R&D organization on research and development matters; and identifying and discussing with our Board significant emerging scientific and clinical issues and trends.

Procedures by which Stockholders may Nominate Directors

The Nominating and Corporate Governance Committee shall review and evaluate information available to it regarding candidates proposed by stockholders and shall apply the same criteria, and shall follow substantially the same process in considering them, as it does in considering other candidates. The factors generally considered by the Nominating and Corporate Governance Committee are set out in our Corporate Governance Guidelines, which are publicly available on our website at http://ir.wavelifesciences.com/ under the heading “Corporate Governance.” If a stockholder wishes to nominate a candidate to be considered by the Nominating and Corporate Governance Committee for election as a director at our 2027 ASM, it must give timely notice of the nomination in writing as set forth in our Bylaws and in “Stockholder Proposals and Nominations for Director” at the end of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during the last fiscal year (which included Mr. Henry (Chair), Mr. Rawcliffe, and Ms. Wagner) was an officer or employee of our Company. During the last fiscal year, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Familial Relationships

There are no familial relationships between any of our executive officers and directors.

Board Leadership Structure and Role in Risk Oversight

The positions of Chair of the Board and Chief Executive Officer of Wave are presently separate. We believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business operations and strategy, while allowing our Chair of the Board to lead the Board in its fundamental role of providing advice to, and independent oversight of, management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to their position in the current business environment, as well as the commitment required to serve as our Chair, particularly as the Board’s oversight responsibilities continue to grow. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of Wave and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. The Board retains the authority to modify this leadership structure as and when appropriate to best address our unique circumstances at any given time and to serve the best interests of our stockholders.

Our Board oversees the risk management activities designed and implemented by our management and considers specific risks, including, for example, risks associated with our strategic plan, business operations, and capital structure. Our Board executes its oversight responsibility for risk management both directly and through delegating oversight of certain of these risks to its committees. The committees oversee and regularly report to our Board with respect to the risks delegated to them or when a matter rises to the level of a material or enterprise level risk. In addition, our Board receives regular reports from members of our management team and other personnel that include assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility. Some examples of these risks include matters relating to our operations, research and development efforts, clinical trials, manufacturing capabilities, financial position and liquidity, and our communications strategy.

Our Board delegates to the Audit Committee oversight of certain aspects of our risk management process. Specifically, the Audit Committee receives regular reports from members of senior management on areas of material risk to us, including operational, financial, legal, regulatory, strategic and reputational risks, and risks related to information technology, data privacy and cyber security. Our Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our executive compensation policies, practices and goal setting, including whether such policies balance risk and reward appropriately, align with stockholder interests, and are consistent with best practices. Our Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, corporate governance and human capital practices.

Corporate Responsibility

As we continue our work to build a world-class organization unlocking the broad potential of RNA medicines to transform human health, we remain focused on our environmental, social and governance practices and identifying risks related thereto. We are committed to strengthening our initiatives that support our employees’ success, advocacy and community outreach efforts, best practices for corporate governance, and implementing environmental sustainability initiatives.

Environmental Stewardship: We recognize the importance of taking measures to reduce our environmental footprint and to be good corporate citizens. As we continue to expand our operations, we have implemented certain projects to track our environmental impact, and where feasible, have taken measures to increase our sustainability efforts. Some of our efforts include our commitment to reduce, reuse or recycle where possible and appropriate; energy efficient projects to lower energy use within our office areas and laboratories, composting in our Lexington facility, and having processes in place that send over 90% of hazardous waste to an energy conversion center with all biologically contaminated plastics being recycled. Our Green Team, a cross-functional group of employees, is actively working to build awareness of environmental concerns and create opportunities for employees to participate in environmentally-focused initiatives, including educational and volunteer events.

Our Workforce Strategy: Our approach to attracting, engaging, and aligning our talent is driven by our values statement; making an impact through innovation, inclusion, and inspiration. These values are core to who we are as an organization and what drives us to reimagine possible for science, for medicine, and for human health.

Critical to fulfilling our mission is our ability to build and retain an exceptionally skilled, highly innovative team that shares a purposeful connection with the communities we serve and in which each member plays a unique and important role. We understand that to do this, we must remain an employer of choice for top talent and continuously find novel ways to maintain a culture that emphasizes respect, inclusion, collaboration, and continuous development. We regularly conduct surveys as a means of gaining employee insights, and we use the data to inform workforce engagement initiatives aligned with our strategy and culture. Additionally, we invest in regular leadership and management development programming designed to strengthen each manager’s ability to build, engage, and develop high-performing teams at every level of the organization. To support our ability to recruit top talent in a competitive hiring environment, we offer a differentiated total rewards package that includes base salary, cash bonuses aligned to company and individual achievement, compelling benefits, and equity compensation for all employees. We believe that providing employees with an ownership interest in Wave reinforces a shared commitment to our long-term success and value creation. We were previously recognized by the Boston Business Journal and won the distinction of being one of the 2024 “Best Places to Work”, which underscores our employees’ recognition of our collective focus, resilience, and commitment to our mission of unlocking the broad potential of RNA medicines to transform human health. This commitment is company-wide, and our Board of Directors remains actively involved in overseeing human capital strategy, providing input on key decisions related to succession planning, compensation, and the continued development of our workforce.

Environmental Health and Safety: Compliance with environmental, health and safety (“EH&S”) laws and regulations forms the basis of the EH&S policy and programs we have in place, which include occupational health and safety measures that apply to all of our employees, contractors and visitors. These programs detail the proactive, risk-based approach that we take to prevent workplace injuries and protect the health and safety of our employees and the communities around us. In addition, we engage independent third parties to evaluate and audit our compliance with EH&S laws and regulations. We foster a culture that strives to embed safety into all aspects of our operations, which includes implementing design safeguards for our employees and patients. Our EH&S management system engages all levels of the organization to monitor and track the effectiveness of our programs, ensure EH&S compliance, respond to incidents and manage corrective actions to reinforce safeguards. Our training programs provide training to our employees that is commensurate with their level of risk exposure and are designed to ensure that employees have the knowledge and equipment available to mitigate risk. Employees are also required to report any incidents, no matter how small, and are encouraged to voice any health or safety concerns to management or a member of our EH&S team.

Advocacy and Community Engagement: Our community engagement activities are focused on seeking to better understand the lived experience of people impacted by rare and prevalent diseases and identifying opportunities to support these communities. We believe that listening to, learning from, and partnering with individuals impacted by the diseases we are aiming to address, including families and caregivers, connects us more deeply to our mission and enhances our ability to discover and develop meaningful therapies. Through collaboration with patient communities and advocacy organizations, including participation in community- focused conferences and events, we aim to incorporate community voices and perspectives into every aspect of our work. Insights from the community inform the design and execution of our clinical trials, shape our corporate culture, and drive activities and initiatives that are intended to make a positive impact on people’s lives. Employee volunteering is another important component of our community engagement initiatives. By participating in a broad range of volunteer activities, our employees donate time and resources to support individuals and families in our community and beyond.

Cybersecurity and Data Protection: As an organization, we understand that we share a collective stake in protecting our company against cybersecurity threats and breaches. Robust data protection practices, including responsible stewardship of our intellectual property and the secure processing, storage, maintenance and transmission of critical information by us and other third parties with whom we do business is vital to our operations and business strategy. Accordingly, we take preventative measures to safeguard our employees and sensitive business information, and have measures in place that are designed to detect and respond to any potential security incidents or breaches of privacy. Throughout the year, we conduct security training programs and training modules for our employees. We also have systems in place at our facilities to mitigate disruptions to our network and communications systems. To further strengthen our data protection practices, we regularly conduct business continuity and disaster recovery testing. For additional information, please refer to Item 1C of our 2025 Form 10-K.

Governance, Ethics, and Compliance: Our Board is committed to robust corporate governance practices, risk oversight, shareholder rights, corporate sustainability, ethics and compliance in order to protect the long-term interests of our Company, employees, stockholders and the patients we serve. Our Board adheres to our Corporate Governance Guidelines, which present a framework for good corporate governance practices, including responsible oversight and management of the Company, effective controls and processes, compliance with SEC and Nasdaq Stock Market rules and regulations, maintaining an engaged board of directors and a board structure that recognizes the importance of appropriate compensation practices and succession planning, among other matters. In addition, our Code of Business Conduct and Ethics sets forth channels through which employees may anonymously report suspected violations and express concerns regarding compliance with our Code of Business Conduct and Ethics or other policies of the Company. Any manager that receives such a report is required to immediately inform the Chair of our Audit Committee, our Chief Executive Officer or our Chief Financial Officer. A copy of the Corporate Governance Guidelines and our Code of Business Conduct and Ethics is publicly available on our website at www.wavelifesciences.com.

Hedging and Pledging Policies
We maintain a policy that, among other things, prohibits all officers, including our executive officers, directors and employees from engaging in “hedging” transactions with respect to our common stock. This includes short sales, hedging of share ownership positions, transactions in straddles, collars or other similar risk reduction or hedging devices, and transactions involving derivative securities relating to our common stock. In addition, they are also prohibited from pledging our securities.
Clawback Policy
On October 2, 2023, our Board adopted a Clawback Policy to comply with the clawback rules and listing standards promulgated by the SEC and Nasdaq Stock Market, respectively. The Clawback Policy generally provides that we will seek to recover, in the event of a required accounting restatement, excess incentive compensation received by covered officers where that compensation is based on erroneously reported financial information, regardless of fault or misconduct.
Insider Trading Policy
We have adopted a policy regarding trading by Company Personnel in our securities (the “Insider Trading Policy”) that applies to all “Company Personnel,” which includes our Board, officers, employees, consultants, contractors, and certain other covered persons of our Company and our subsidiaries. Our Insider Trading Policy governs the purchase, sale, and/or other disposition of our securities by all Company Personnel and is designed to promote compliance with insider trading laws, rules, and regulations and any applicable listing standards. The overarching requirement of our Insider Trading Policy is that all transactions in our securities by Company Personnel must be conducted pursuant to Rule 10b5-1 trading plans.
Although we have not adopted a formal policy governing the purchase, sale, and/or other disposition of our securities by the Company, as part of the oversight of risk, our Board, or one or more of its committees, approves any transaction, plan or arrangement by or with the Company with respect to our securities on a case-by-case basis, and as part of their procedures to review and approve any such transaction, plan or arrangement, our Board or committee consults with legal counsel to ensure compliance with applicable insider trading laws, rules and regulations, and listing standards. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2025 Form 10-K.
Stockholder Communications to the Board
Generally, stockholders who have questions or concerns or who wish to address questions regarding our business directly with the Board, or any individual director, should direct their questions in writing to InvestorRelations@wavelifesci.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officers
Set forth below is information as of October 1, 2026 regarding our executive officers who are not also directors. We have employment agreements with our executive officers and all of our executive officers are at-will employees.

Name	Age	Title
Christopher Francis, Ph.D.	48	Chief Strategy Officer
Erik Ingelsson, M.D., Ph.D.	51	Chief Scientific Officer
Kyle Moran, CFA	56	Chief Financial Officer
Chandra Vargeese, Ph.D.	65	Chief Technology Officer, Head of Platform Discovery Sciences
Chris Wright, M.D., Ph.D.	61	Chief Medical Officer

Christopher Francis, Ph.D. has served as our Chief Strategy Officer since September 2026. During the period of May 2017 to September 2026, Dr. Francis served as our Senior Vice President, Corporate Development, Head of Emerging Areas, and during the period January 2017 to May 2017, he served as our Senior Vice President, Corporate Development & Portfolio Management. Prior to that, Dr. Francis served as our Vice President, Head of Business Development since April 2014. Prior to joining us, Dr. Francis held senior operational, strategic and business development roles within GlaxoSmithKline Oncology from 2009 to 2014 and was a member of the team that established GlaxoSmithKline’s Rare Disease Unit. Before GlaxoSmithKline, Dr. Francis was a health care private equity associate at Two River LLC from 2008 to 2009. Dr. Francis has served as a Member of the Investment Review Committee for WEHI Ventures in Australia since 2023. He began his career in pharmaceutical pricing and reimbursement consulting at IMS Health. Dr. Francis earned undergraduate and graduate degrees in Biochemistry and Molecular Biology from the University of Melbourne and was a doctoral research associate at the University of Cambridge.

Erik Ingelsson, M.D., Ph.D. has served as our Chief Scientific Officer since May 2024. Prior to joining us, Dr. Ingelsson served as Senior Vice President, Head of Target Discovery; Senior Vice President of Genomic Sciences; and Senior Vice President of Human Genetics and Computational Biology at GSK during the period of January 2020 to May 2024. While at GSK, he led teams focused on a large-scale, industrialized approach to target discovery and validation across GSK’s therapy areas, including respiratory, immunology and inflammation; oncology; and infectious diseases. In his roles, he brought together human genetics, computational biology, functional genomics, chemical biology, structural biology, and protein and cellular sciences to drive drug discovery and development. Prior to joining GSK, Dr. Ingelsson was Professor of Medicine at Stanford University from 2016 to 2019, where his lab used human genetics and functional genomics to discover novel biology and drug targets related to insulin resistance and related conditions, such as obesity, MASH, and cardiovascular disease. His work combined large-scale human genomics studies with in-depth preclinical validation work and an emphasis on cardiometabolic diseases. Dr. Ingelsson previously served as Professor of Molecular Epidemiology at Uppsala University, Sweden from 2013 to 2016, and as Professor of Cardiovascular Epidemiology from 2010 to 2012, and as Associate Professor of Epidemiology from 2008 to 2010 at Karolinska Institute, Sweden. Over his career, Dr. Ingelsson has served as scientific advisor and board member for multiple public and private companies. Dr. Ingelsson earned his M.D. and Ph.D. at Uppsala University, Sweden. He completed postdoctoral research at the Framingham Heart Study in Boston, Massachusetts, and held residency and fellowship in Family Medicine at Gävle and Uppsala, Sweden, after which he was a practicing clinician for over 10 years.

Kyle Moran, CFA has served as our Chief Financial Officer since December 2020. Prior to this appointment, Mr. Moran served as our Vice President, Head of Finance from July 2014 to August 2016; Vice President, Technical Operations from August 2016 to December 2017; Senior Vice President, Technical Operations, from December 2017 to November 2018; Senior Vice President, Operations and Business Analytics from November 2018 to January 2020; and most recently as Senior Vice President, Finance and Operations from January 2020 through his promotion to Chief Financial Officer in December 2020. Prior to joining us, Mr. Moran served as Chief Financial Officer and Chief Operating Officer of Veroha, Inc., an information assurance software company focused on electronic notary solutions, from 2010 to 2014. He was also a founding partner of Context Financial Services, LLC, a boutique consulting firm that provided interim CFO-services to start-up and middle market companies undergoing rapid expansion or needing expert financial counsel and worked there from 2006 to 2014. In addition, Mr. Moran held senior operational and financial roles at leading global financial services firms, including Zurich Scudder Investments, JPMorgan Chase and Putnam Investments. Mr. Moran holds a bachelor’s degree in Economics from Boston College and attended the Lemberg Master’s Program in International Economics and Finance at Brandeis University. Mr. Moran is a Chartered Financial Analyst.

Chandra Vargeese, Ph.D. has served as our Chief Technology Officer, Head of Platform Discovery Sciences since May 2020. During the period of August 2014 to April 2020, Dr. Vargeese served as Senior Vice President, Head of Drug Discovery. Before joining us, Dr. Vargeese served as Novartis’ Executive Director and Head of RNA Chemistry and Delivery, a position she held from 2008 to 2014. Prior to joining Novartis, Dr. Vargeese led

siRNA delivery in the RNA Therapeutics division at Merck & Co., where she served as Senior Director and Head of RNA Chemistry and Delivery. Dr. Vargeese joined Merck through its acquisition of Sirna Therapeutics (“Sirna”), where she was Vice President of Chemistry. Before Sirna, Dr. Vargeese served as Associate Director of Chemistry at NeXstar Pharmaceuticals and is the co-inventor of Macugen (pegaptanib), an approved therapy for treating wet Age-Related Macular Degeneration (AMD). Dr. Vargeese earned a Ph.D. in Organic Chemistry at the Indian Institute of Science, Bangalore, India and completed post-doctoral work at the University of Rhode Island.

Chris Wright, M.D, Ph.D. has served as our Chief Medical Officer since May 2025. Before joining us, Dr. Wright served as Chief Medical Officer of gene therapy companies Ring Therapeutics, Inc. from February 2023 to May 2025 and AavantiBio, Inc. from May 2021 through its acquisition by Solid Biosciences Inc. in December 2022. From April 2019 to March 2021, Dr. Wright served as Senior Vice President, Chief Medical Officer of Cyclerion Therapeutics, Inc. (“Cyclerion”), a publicly-traded spin-off from Ironwood Pharmaceuticals, Inc. (“Ironwood”), where he led global development functions across therapeutic areas. From March 2017 to April 2019, Dr. Wright served as Senior Vice President, Chief Development Officer of Ironwood. Prior to that, Dr. Wright served as Senior Vice President, Chief Medical Officer of Axcella Health Inc. and Senior Vice President of Global Medicines Development and Affairs at Vertex Pharmaceuticals Incorporated, where he led global development functions across therapeutic areas. Dr. Wright has served on the board of directors of Alkermes plc, a global biopharmaceutical company, since May 2022. Dr. Wright was previously an Associate Professor of Neurology at Harvard Medical School and was a practicing neurologist at Brigham and Women’s Hospital for 20 years. He previously served as a Scientific Advisor for Cyclerion. Dr. Wright earned his A.B. in Biochemical Sciences from Harvard University, his M.D. in Medicine and Neuroscience from Harvard Medical School, his Ph.D. in Neuroanatomy from Vrije Universiteit in the Netherlands, and his MMSc. in Clinical Investigation from Harvard Medical School.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

In the paragraphs that follow, we have provided an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Following this section, you will find a series of tables containing specific information about the compensation earned or paid in the fiscal year ended December 31, 2025 to the following NEOs:

Name	Principal Position
Paul B. Bolno, M.D., MBA	President and Chief Executive Officer
Christopher Francis, Ph.D.	Chief Strategy Officer
Kyle Moran, CFA	Chief Financial Officer
Chandra Vargeese, Ph.D.	Chief Technology Officer, Head of Platform Discovery Sciences

At our 2025 Annual General Meeting (“2025 AGM”), our stockholders approved, on an advisory basis, the compensation of the NEOs, as disclosed in the proxy statement for that meeting, pursuant to the compensation disclosure rules of the SEC. The proposal was supported by over 99% of the total votes cast. Our Compensation Committee reviewed the advisory vote results and, based on the strong level of support, determined that no significant changes to our executive compensation program were necessary at that time. Our Compensation Committee will continue to monitor and evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. Our Compensation Committee expects to continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making future compensation decisions for the NEOs.

Executive Compensation Philosophy

Our Compensation Committee regularly reviews the elements of the individual compensation packages for our Chief Executive Officer and our other executive officers to achieve the following primary objectives:

•	Attract, retain and motivate superior executive talent across all areas of our business;

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Provide incentives that reward the achievement of performance goals that directly correlate to the enhancement of stockholder value, which we seek to achieve through the discovery, development and potential commercialization of transformative medicines;

•	Ensure the majority of compensation is performance-based and “at-risk”; and

•	Align our executive officers’ interests with those of our stockholders through long-term incentives linked to specific performance.

We aim for simplicity in our compensation program so that it is easy for our employees and our stockholders to understand the various components of the program and the incentives designed to drive our Company performance. The three key components of our executive compensation program are base salary, annual cash performance-based incentives and equity-based long-term incentive awards.

2025 Business Highlights

In 2025, we delivered on multiple key milestones across our pipeline, platform and our business, elucidating our potential to make transformative medicines. Highlights of our accomplishments and milestones that informed the annual performance-based cash incentive component of our executive compensation program are described below.

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Obesity — Executed our WVE-007 development strategy on time and on budget by achieving first person dosed in our Phase 1 clinical trial for obesity (INLIGHT); fully enrolling INLIGHT study putting us on track to deliver periodic data updates beginning in 2025; advancing INLIGHT to deliver safety and Activin E data for presentation at Research Day; receiving acceptance of IND to commence INLIGHT in the U.S. in additional to other jurisdictions; accelerating INLIGHT to enable substantial positive interim readout in December 2025 thereby catalyzing Wave’s largest financing to date, which enabled acceleration of development for WVE-007 and extended runway.

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Alpha-1 antitrypsin deficiency — Executed our WVE-006 development strategy on time and on budget by executing on the RestorAATion-2 clinical trial of Pi*ZZ AATD patients; delivered data for 200mg single dose and multidose cohorts and the 400mg single dose cohort.

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Duchenne muscular dystrophy — Executed our WVE-N531 development strategy on time and on budget by delivering positive FORWARD-53 (48-week) data that demonstrated highly consistent dystrophin expression, best-in-class muscle delivery, multiple indicators of improved muscle health, and safe and well-tolerated profile. Commenced numerous activities to support 2026 NDA filing, including Part C of FORWARD-53 clinical trial and continued regulatory interactions. FDA approved IND for Part C of FORWARD-53 clinical trial; Fast Track Designation received.

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Huntington’s disease — Executed our WVE-003 development strategy on time and on budget by completing a potentially registrational Phase 2/3 study design, including incorporation of FDA feedback. Prepared an IND application for the Phase 2/3 study with plans to submit it in conjunction with a prospective strategic partner.

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Discovery and preclinical pipeline — Selected new clinical candidates; prioritized PNPLA3 as the next clinical program, accelerated preclinical development of PNPLA3 for CTA filing in 2026. Shared pre-clinical data at Research Day demonstrating substantial progress in siRNA and AIMer delivery to adipose, muscle, kidney, lung, pancreas and peripheral nerve, as well as initial progress on blood-brain-barrier delivery. Leveraged our learnings from our platform and chemistry optimization to develop new bifunctional modalities which combine RNAi and RNA editing or dual RNAi silencing into a single oligonucleotide construct designed to silence multiple targets or silence one target while simultaneously editing or upregulating another distinct target.

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GSK collaboration — Advanced our strategic collaboration with GSK by advancing multiple programs and earning milestones in connection therewith. Achieved proof of mechanism milestone for WVE-006. Advanced GSK collaboration programs to program initiation stage for certain programs; completed target validation stage for other programs; initiated new target validation programs for additional programs; and completed critical technology transfer for certain candidate programs.

•	Publications — Executed on publication strategy by publishing new manuscripts, submitting additional new manuscripts and providing oral presentations during 2025.

•

Resourced for sustainability — Conducted largest equity financing in Wave’s history by raising gross proceeds of approximately $402.5 million in our December 2025 marketed underwritten public offering, which was catalyzed by our delivery of positive interim data from our INLIGHT trial, thereby extending our cash runway into the third quarter of 2028.

•

Human capital — Implemented a talent and organization strategy designed to drive our distinctive culture and support our next potential evolutions while adding key, critical, high-caliber talent and maintaining low regrettable attrition.

•

Fiscal responsibility — We ended 2025 with $602.1 million in cash and cash equivalents. During 2025, we further enhanced our internal cGMP manufacturing capabilities to increase control and visibility of our drug substance supply chain and leveraged these capabilities to nimbly and efficiently accelerate our clinical trials in a manner that enabled our achievement of the substantial milestones described above. Actively managed spend and delivered well beyond our 2025 corporate goals within our 2025 budget.

Roles and Responsibilities in the Decision-making Process

Role of the Compensation Committee

Pursuant to its charter, our Compensation Committee creates the policies that govern base salary, annual cash performance-based incentives, our long-term incentive program and other compensation and benefits for our executive officers. Our Compensation Committee also oversees various executive and employee compensation plans and programs and is responsible for monitoring these plans and programs to confirm that they adhere to our compensation philosophy and objectives. Our Compensation Committee determines the appropriate compensation levels for our executive officers, evaluates officer and director compensation plans, policies and programs, and reviews benefit plans for our executive officers. Our Compensation Committee believes that the total compensation paid to our executive officers should be fair, reasonable and competitive, and that a significant portion of the total compensation should be tied to our Company’s annual and long-term performance. Each year, our Compensation Committee reviews and discusses our executive officers’ performance and proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined solely by the Compensation Committee.

Role of Management

Our Compensation Committee works with members of our management, including our Chief Executive Officer (except with respect to his own compensation), and our human resources, finance and legal professionals. Typically, our management assists the Compensation Committee by providing information on corporate and individual performance and management’s perspective and recommendations on compensation matters for each executive officer. Our Chief Executive Officer provides recommendations to the Compensation Committee regarding most compensation matters, including executive compensation and our annual and long-term incentive programs. However, the Compensation Committee does not delegate any of its functions to others in setting the compensation of our NEOs.

Role of Compensation Consultant

Our Compensation Committee has the authority to retain the services and obtain the advice of external advisors, including compensation consultants, legal counsel and other advisors to assist in the evaluation of executive officer compensation. Our Compensation Committee engaged Aon Consulting Inc. (“Aon”), through its Human Capital Solutions, a division of Aon plc., and an independent executive compensation consulting firm, to review our executive compensation policies and practices and to conduct an executive compensation market analysis.

For 2025, Aon reviewed and advised on all principal aspects of our executive compensation program, including:

•	Assisting in developing a peer group of publicly traded companies to be used to help assess executive compensation;

•

Assisting in developing a competitive compensation strategy and consistent executive compensation assessment practices relevant to a public company, including review and recommendation of the annual performance-based cash incentive program as well as the equity strategy for the Company covering dilution, grant levels and type of equity; and

•	Meeting with the Compensation Committee to review elements of executive compensation including the competitiveness of the executive compensation program.

Our Compensation Committee has assessed the independence of Aon consistent with The Nasdaq Stock Market listing requirements and has concluded that the engagement of Aon does not raise any conflicts of interest.

Peer Companies and Use of Market Data

In determining market competitiveness of executive officer compensation, our Compensation Committee, with the assistance of its independent compensation consultant, Aon, evaluates the market competitiveness of compensation for each of our executive officers in order to guide target compensation decisions for the coming year. Our Compensation Committee references a peer group of publicly traded companies in the biopharmaceutical industry for purposes of gathering data to compare with our existing executive compensation levels and practices and as context for future compensation decisions. Our Compensation Committee reviews and updates the compensation peer group each year, as appropriate, to include companies that the Compensation Committee believes are similar in therapeutic focus, market capitalization, number of employees, structure, financial profile and geographic proximity to the Cambridge biotech cluster, as applicable. We also recognize that it is unlikely for companies to align equally on all factors, so we consider companies that meet a majority of the criteria. Due to the nature of our business, we compete for executive talent with many companies much larger than we are. Our Compensation Committee considers peer group and other industry compensation data and the recommendations of our compensation consultant when making decisions related to executive compensation, ultimately giving consideration to the competitiveness of our compensation program, internal perceptions of equity and individual performance and role.

In October 2024, our Compensation Committee determined that our peer group for purposes of setting 2025 executive compensation would consist of the following 15 companies that were selected among publicly traded biopharmaceutical companies:

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Alector, Inc.

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Arcturus Therapeutics Holdings, Inc.

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Arrowhead Pharmaceuticals, Inc.

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Avidity Biosciences, Inc.

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Beam Therapeutics, Inc.

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Denali Therapeutics Inc.

•

Dyne Therapeutics, Inc.

•

Editas Medicine, Inc.

• Intellia Therapeutics, Inc. • Ionis Pharmaceuticals, Inc. • Prime Medicine, Inc. • PTC Therapeutics, Inc. • Stoke Therapeutics, Inc. • uniQure N.V. • Verve Therapeutics, Inc.

Our Compensation Committee finds comparative data from our peer group to be useful in setting and adjusting executive compensation, but it does not target our programs or any particular element of compensation to be at or within a particular percentile or range compared to our peers. Our Compensation Committee uses the peer group data primarily to ensure that our executive compensation program and its constituent elements are and remain competitive in relation to our peers, and applies judgment and discretion in establishing targeted compensation levels taking into account not only competitive market data but also the experience of the executive, scope of responsibility, critical skill sets and expertise.

Pay Practices

In evaluating, designing and implementing our executive compensation program, the Compensation Committee considers the latest industry trends in compensation governance and compensation best practices. As a result of our review of our executive compensation program, we have adopted a number of best practices that we believe reflect the high standards our Compensation Committee seeks to attain to support our compensation philosophy.

Pay practices we use:

•	Independent directors - Our Compensation Committee is comprised of all independent directors.

•	Annual compensation review - Our Compensation Committee undertakes a comprehensive review of compensation of our executives, including our named executive officers, on an annual basis.

•	Independent compensation consultant - Our Compensation Committee engages its own compensation consultant and reviews its independence from management.

•	Avoids inappropriate risk-taking - We review the structure of our executive compensation program to minimize the risk of inappropriate risk-taking by our executive officers.

•	Multi-year vesting - The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.

•

Robust clawback policy - Our Clawback Policy complies with SEC and Nasdaq rules requiring recovery from certain officers of erroneously awarded incentive compensation in the event of a covered restatement of our financial statements.

Pay practices we do NOT use:

•	Reprice stock options and other awards without stockholder approval.

•	Allow employees or Board members to engage in short sales, purchasing or pledging our common stock on margin, or entering into any hedging, derivative, or similar transactions.

•	Provide excessive tax gross-ups.

•	Provide excessive perquisites (perquisites are limited to those with a clear business-related rationale).

•	Repurchase underwater stock options.

•	Award mega-grants, discounted stock options, in-the-money stock options or immediately vested equity.

Components of Executive Compensation

The primary elements of our executive compensation program are:

•	Base salary;

•	Annual performance-based cash incentive compensation; and

•	Long-term equity incentive awards.

We also provide broad-based health and welfare benefits and have certain severance and change-in-control benefits. Our intention is to structure these components of our executive compensation program in a way that achieves the objectives of the program of linking and emphasizing pay to performance over both the short- and long-term, aligning executives’ interests with the interests of stockholders and attracting, motivating and retaining highly skilled and experienced executives.

Base Salary

Annual base salary is designed to provide a competitive fixed rate of pay, recognizing different levels of responsibility and performance. Actual salaries reflect the judgment and consideration of numerous factors by the Compensation Committee. These factors include the NEO’s experience, importance of position, expected future contributions, performance, comparative survey data, internal pay equity, scope of responsibilities, expertise, the criticality of the NEO’s position within the Company, the other elements of compensation received by the NEO, and the NEO’s compensation in comparison to similarly situated executive officers at comparable companies in our peer group.

The salary increases for 2025 for all of our NEOs were made to ensure better alignment with market data and in consideration of internal pay equity.

The following were the annual base salaries of our NEOs in effect for 2024 and 2025:

Name	2024 Base Salary	2025 Base Salary	% Increase
Paul B. Bolno, M.D., MBA	$655,500	$700,000	6.7%
Christopher Francis, Ph.D.	$438,300	$451,400	3%
Kyle Moran, CFA	$497,200	$520,100	4.6%
Chandra Vargeese, Ph.D.	$487,540	$502,200	3%

Annual Performance-Based Cash Incentive Compensation

The Compensation Committee believes that, in order to reward performance and overall Company success, a portion of an executive officer’s compensation should be tied to the achievement of the Company’s goals in the form of an annual cash incentive payment. Our executive officers are eligible to receive annual cash incentive awards, with the target bonus opportunity determined as a percentage of their base salary. We established this program in order to focus and incentivize our executives to achieve short-term strategic business objectives.

For 2025, the target bonus opportunity for each NEO was the same as for 2024.

Our executive officers are eligible to receive annual cash incentive awards, with the target bonus opportunity for 2025 determined as a percentage of their base salary. At the end of 2024, our Board approved ambitious corporate goals and objectives that our Compensation Committee then used to design our annual cash incentive program for 2025. Under this program, the Compensation Committee determined that the corporate goals would apply uniformly to all of our executive officers. Our 2025 corporate goals that were set by our Board to determine our 2025 corporate performance, plus our additional achievements that proved to be helpful or important to our operations during 2025, are described above in “Compensation Discussion and Analysis — 2025 Business Highlights.”

Based on our Board’s assessment and consideration of the relative weighting and importance of our goals, our Board determined that we achieved 135% of our 2025 corporate goals. The Compensation Committee then determined that bonuses for 2025 performance be paid to our NEOs based on these results.

In early 2026, our Chief Executive Officer and other NEOs were awarded their incentive payouts in connection with meeting the 2025 corporate goals at 135% of their incentive target amounts with the exception of Mr. Moran and Dr. Vargeese, who received 142% of the target incentive amount. The following table sets forth the cash bonus payments for 2025 performance:

Name	Incentive Target Amount (as a % of Base Salary)	Actual Award
Paul B. Bolno, M.D., MBA	65%	$614,250
Christopher Francis, Ph.D.	45%	$274,226
Kyle Moran, CFA	45%	$331,759
Chandra Vargeese, Ph.D.	45%	$320,341

Long-Term Incentive Compensation

We view long-term incentive compensation in the form of equity awards as a critical element of our executive compensation program. Our program is designed to reward demonstrated leadership and performance, align our executive officers’ interests with those of our stockholders through sustained, long-term value creation while retaining and motivating our executive officers for future performance.

2026 Long-Term Incentive Program

In 2026, the long-term incentive component of the compensation of our NEOs remained a mix of stock options and time-based restricted stock units (“RSUs”) to continue combining the retention and downside risk benefits inherent in RSUs with the stockholder-value-creation benefits inherent in stock options, while mitigating the potential risk that may manifest itself through using a single type of award. The stock options were granted to each of our NEOs by our Compensation Committee on February 5, 2026, at an exercise price of $12.75 per share, and vest over a four year term, with 25% vesting on February 8, 2027, and the remainder vesting quarterly thereafter. The RSUs were granted to each of our NEOs by our Compensation Committee on February 5, 2026 and vest annually in equal installments of 25% over a four-year term beginning on February 8, 2027.

2025 Long-Term Incentive Program

In 2025, the long-term incentive component of the compensation of our NEOs consisted of a mix of stock options and time-based RSUs. We changed the type of awards granted to a mix of two types of equity awards to combine the retention and downside risk benefits inherent in RSUs with the stockholder-value-creation benefits inherent in stock options, while mitigating the potential risk that may manifest itself through using a single type of award. The stock options were granted to each of our NEOs by our Compensation Committee on February 4, 2025, at an exercise price of $11.74 per share, and vest over a four year term, with 25% vesting on February 8, 2026, and the remainder vesting quarterly thereafter. The RSUs were granted to each of our NEOs by our Compensation Committee on February 4, 2025 and vest annually in equal installments of 25% over a four-year term beginning on February 8, 2026.

2024 Long-Term Incentive Program

In 2024, the long-term incentive component of the compensation of our NEOs consisted solely of stock options. These stock options were granted to each of our NEOs by our Compensation Committee on February 5, 2024, at an exercise price of $3.87 per share, and vest over a four-year term, with 25% vesting on February 5, 2025, and the remainder vesting quarterly thereafter. The Compensation Committee determined to grant stock options to best align employees, including NEOs, with investors’ interests to build long-term stockholder value in our Company.

We have a broad-based equity compensation program designed to reward and motivate our employees, including our NEOs. Equity awards help align the interests of our NEOs and other employees with the long-term interests of our stockholders and provide an opportunity for employees to acquire an ownership interest in our Company. The granting of equity awards is also consistent with our compensation philosophy of attracting, retaining and motivating our NEOs to deliver sustainable long-term value and aligning the interests of our executives with those of our stockholders. In determining the size and type of equity awards to grant, our Compensation Committee considered evolving market practices, as well as the retentive value provided by our equity grants.

Our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) allows for the grant of options, restricted stock awards, RSUs, and other share or cash-based awards and dividend equivalent awards to employees, non-employee directors and consultants. Equity grants during the 2024, 2023, and 2022 fiscal years were made in the form of stock options.

For the details regarding our 2025 equity awards, see the “2025 Fiscal Year Grants of Plan-Based Awards” table below.

Employee Benefits and Perquisites

Benefits offered to our NEOs serve a different purpose than do the other elements of total compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death and provide for some benefits upon retirement. Benefits offered to our NEOs are the same as those offered to the general employee population, except for the car service provided to our Chief Executive Officer, which is reflected in the “All Other Compensation” column in the “Summary Compensation Table” below. The Compensation Committee determined it is in the best interest of our Company to provide car service for our Chief Executive Officer in order to promote the efficient use of his work time for our Company and to provide safe transportation given the demands of his role, which often require the participation on conference calls during commuting hours, as well as extended work hours.

401(k) Plan

We maintain a defined contribution 401(k) plan that is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, all of our U.S. employees, including our NEOs, are eligible to participate in the 401(k) plan. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit, which was equal to $23,500 in 2025, and to have the amount of such reduction contributed to the 401(k) plan. In addition, employees who turn age 50 before the end of the 2025 calendar year may also defer up to an additional $7,500. Beginning in 2025, employees who turn ages 60 to 63 during the year are eligible for an increased 401(k) catch up contribution limit of up to $11,250. We currently match 50% of an employee’s 401(k) contributions up to a maximum of 6% of the participant’s includable compensation. Matching contributions are 100% vested upon completion of one year of service with our Company. Matching contributions made to each of our NEOs are included in the “Summary Compensation Table” below. We do not provide defined benefit retirement plans, post-retirement health coverage, or any other supplemental retiree benefits for our NEOs.

Employee Stock Purchase Plan

The Wave Life Sciences, Inc. Employee Stock Purchase Plan, as amended (the “2019 ESPP”), allows full-time and certain part-time employees to purchase the Company’s shares of common stock at a discount to fair market value. Eligible employees may enroll in a six-month offering period beginning every January 15th and July 15th. Shares are purchased at a price equal to 85% of the lower of the fair market value of the Company’s shares of common stock on the first business day or the last business day of an offering period. As of December 31, 2025, there were 2,161,381 shares of common stock available for issuance under the 2019 ESPP.

Employment Agreements and Severance Benefits with Our Named Executive Officers

Each of our NEOs entered into an employment agreement with us in connection with the commencement of their employment. All employment agreements generally provide for at-will employment and that our NEOs are eligible to participate in employee benefit plans of general applicability to other employees, which we maintain from time to time.

Paul B. Bolno, M.D., MBA

In May 2020, we entered into an amended and restated employment agreement with Dr. Bolno, pursuant to which he serves as our President and Chief Executive Officer. The employment agreement amends and restates the prior employment arrangement between us and Dr. Bolno. As of January 1, 2025, Dr. Bolno’s annual base salary was $700,000 and the Compensation Committee established his annual target bonus percentage at 65% of his annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2026, the Compensation Committee approved an increase of Dr. Bolno’s annual base salary to $740,000. In February 2026, in recognition of his 2025 performance supporting the achievement of our corporate goals, as discussed above, the Compensation Committee authorized a cash bonus for Dr. Bolno of $614,250 that was equal to 135% of his 2025 target bonus. In addition, in February 2026, the Compensation Committee approved an award to Dr. Bolno of an option to purchase 1,000,000 of our shares of common stock and 165,000 RSUs under our 2021 Plan as a 2026 long-term incentive plan (“2026 LTIP”) award, with such options and RSUs vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Bolno’s employment agreement, if we terminate his employment without cause or if he terminates his employment for good reason, Dr. Bolno will be entitled to receive continued payment of his then-current annual base salary for 18 months following termination; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 18 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Dr. Bolno is terminated without cause or if Dr. Bolno terminates his employment for good reason, he will be entitled to receive a lump sum cash payment equal to 18 months of his then-current annual base salary; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 18 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity. Pursuant to applicable equity agreements with Dr. Bolno, all unvested shares underlying outstanding options and RSUs that were granted to him on or after January 1, 2018 will become fully vested upon his termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above is subject to execution of a release of claims against us and compliance with certain restrictive covenants following the termination of his employment.

Chris Francis, Ph.D.

In November 2022, we entered into an amended and restated employment agreement with Dr. Francis, pursuant to which he served as our Senior Vice President, Corporate Development, Head of Emerging Areas until September 2026, and now serves as our Chief Strategy Officer. The employment agreement amends and restates the prior employment arrangement between us and Dr. Francis. As of January 1, 2025, Dr. Francis’s annual base salary was $451,400, and the Compensation Committee established his annual target bonus percentage at 45% of his annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2026, the Compensation Committee approved an increase of Dr. Francis’s annual base salary to $465,000. In February 2026, in recognition of his 2025 performance supporting the achievement of our corporate goals, as discussed above, the Compensation Committee authorized a cash bonus for Dr. Francis of $274,226 that was equal to 135% of his 2025 target bonus. In addition, in February 2026, the Compensation Committee approved an award to Dr. Francis of an option to purchase 232,500 of our shares of common stock and 38,750 RSUs under our 2021 Plan as a 2026 LTIP award, with such options and RSUs vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Francis’s employment agreement, if we terminate his employment without cause or if he terminates his employment for good reason, Dr. Francis will be entitled to receive continued payment of his then-current annual base salary for 12 months following termination; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Dr. Francis is terminated without cause or if Dr. Francis terminates his employment for good reason, he will be entitled to receive a lump sum cash payment equal to 12 months of his then-current annual base salary; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity. Pursuant to applicable equity agreements with Dr. Francis, all unvested shares underlying outstanding options and RSUs that were granted to him on or after January 1, 2018 will become fully vested upon his termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above is subject to execution of a release of claims against us and compliance with certain restrictive covenants following the termination of his employment.

Kyle Moran, CFA

In January 2021, we entered into an amended and restated employment agreement with Mr. Moran, pursuant to which he serves as our Chief Financial Officer. The employment agreement amends and restates the prior employment arrangement between us and Mr. Moran. As of January 1, 2025, Mr. Moran’s annual base salary was $520,100, and the Compensation Committee established his annual target bonus percentage at 45% of his annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2026, the Compensation Committee approved an increase of Mr. Moran’s annual base salary to $548,700. In February 2026, in recognition of his 2025 performance supporting the achievement of our corporate goals, as discussed below, the Compensation Committee authorized a cash bonus for Mr. Moran of $331,759 that was equal to 142% of his 2025 target bonus. In addition, in February 2026, the Compensation Committee approved an award to Mr. Moran of an option to purchase 273,750 of our shares of common stock and 45,625 RSUs under our 2021 Plan as a 2026 LTIP award, with such options and RSUs vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Mr. Moran’s employment agreement, if we terminate his employment without cause or if he terminates his employment for good reason, Mr. Moran will be entitled to receive continued payment of his then-current annual base salary for 12 months following termination; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Mr. Moran is terminated without cause or if Mr. Moran terminates his employment for good reason, he will be entitled to receive a lump sum cash payment equal to 12 months of his then current annual base salary; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until he commences new employment; and the payment of a separation bonus equal to his then annual target bonus opportunity. Pursuant to applicable equity agreements with Mr. Moran, all unvested shares underlying outstanding options and RSUs that were granted to him on or after January 1, 2018 will become fully vested upon his termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above is subject to execution of a release of claims against us and compliance with certain restrictive covenants following the termination of his employment.

Chandra Vargeese, Ph.D.

In May 2020, we entered into an amended and restated employment agreement with Dr. Vargeese, pursuant to which she serves as our Chief Technology Officer, Head of Platform Discovery Sciences. The employment agreement amends and restates the prior employment arrangement between us and Dr. Vargeese. As of January 1, 2025, Dr. Vargeese’s annual base salary was $502,200, and the Compensation Committee established her annual target bonus percentage at 45% of her annual base salary, with the actual amount to be paid determined based on the achievement of annual performance milestones defined by our Board in its sole discretion. Effective January 1, 2026, the Compensation Committee approved an increase of Dr. Vargeese’s annual base salary to $540,000. In February 2026, in recognition of her 2025 performance supporting the achievement of our corporate goals, as discussed below, the Compensation Committee authorized a cash bonus for Dr. Vargeese of $320,341 that was equal to 142% of her 2025 target bonus. In addition, in February 2026, the Compensation Committee approved an award to Dr. Vargeese of an option to purchase 273,750 of our shares of common stock and 45,625 RSUs under our 2021 Plan as a 2026 LTIP award, with such options and RSUs vesting over a four-year period, with 25% vesting on the first anniversary of the date of grant and the remainder vesting quarterly thereafter.

Pursuant to Dr. Vargeese’s employment agreement, if we terminate her employment without cause or if she terminates her employment for good reason, Dr. Vargeese will be entitled to receive continued payment of her then-current annual base salary for 12 months following termination; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until she commences new employment; and the payment of a separation bonus equal to her then annual target bonus opportunity prorated through the termination date. In addition, if a change of control occurs and within one year following the change of control Dr. Vargeese is terminated without cause or if Dr. Vargeese terminates her employment for good reason, she will be entitled to receive a lump sum cash payment equal to 12 months of her then-current annual base salary; continued payment of health insurance premiums at our then-normal rate of contribution until the earlier of 12 months following termination or until she commences new employment; and the payment of a separation bonus equal to her then annual target bonus opportunity. Pursuant to applicable equity agreements with Dr. Vargeese, all unvested shares underlying outstanding options and RSUs that were granted to her on or after January 1, 2018 will become fully vested upon her termination without cause or for good reason within 12 months following a change of control. Receipt of the severance and change of control benefits described above is subject to execution of a release of claims against us and compliance with certain restrictive covenants following the termination of her employment.

Other Provisions Applicable to Named Executive Officers

In addition, as a condition of their employment, each of our NEOs has entered into a non-competition and non-solicitation agreement pursuant to which they have agreed not to compete with us for a period of 12 months following the termination of their employment with us. All agreements generally provide for at-will employment and that our NEOs are eligible to participate in employee benefit plans of general applicability to other senior executives, which we maintain from time to time.

For purposes of change of control benefits included in our employment agreements with our NEOs, change of control is defined as follows: (A) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval.

Risk Analysis of Our Compensation Plans
Our Compensation Committee reviews the risks and rewards associated with our compensation programs. The programs are designed with features that mitigate risk without diminishing the incentive nature of the compensation. We believe our compensation programs encourage and reward prudent business judgment and appropriate risk-taking over the short term and the long term. Our Compensation Committee regularly evaluates the risks involved with our compensation programs and does not believe that any of our compensation programs create risks that are reasonably likely to have a material adverse effect on us now or in the future. Our Compensation Committee considered the compensation structure of the Company for its employees including executive officers, which is based on an annual salary, annual bonus (for bonus-eligible employees), and equity incentive compensation in the form of stock options and RSUs. We do not believe that we offer any short-term incentives that would reasonably be expected to result in high-risk actions or conduct by our employees. For example, incentive compensation for executive officers in the form of an annual cash bonus are based on a predetermined formula and management objectives approved by our Compensation Committee. In addition, annual cash bonus payments are based upon a variety of performance metrics, thereby diversifying the risk associated with any single performance indicator. Accordingly, we believe that we have a balanced pay and performance program that does not promote undue or excessive risk taking.
Policies and Practices Related to the Timing of Grants of Certain Equity Awards
From time to time, we grant stock options and RSUs to our employees, including our NEOs. We award new hire equity grants on or soon after a new hire’s start date of employment with us. We also provide annual long-term incentive grants consisting of our stock options and/or RSUs. Our process is to grant the annual long-term incentive awards on the date following the conclusion of our annual compensation cycle, as determined when the Chief Executive Officer and Chief Financial Officer approve all non-executive compensation. That specific date for Chief Executive Officer approval is set and determined in advance based on the entirety of the performance management and compensation cycles.
At a regularly scheduled meeting of our Board and Compensation Committee, which is typically held in December of each year, our Board and Compensation Committee have a long-standing practice of reviewing our results for the most recently completed fiscal year, and reviewing our financial plan and strategy for the upcoming fiscal year. At these meetings, the Compensation Committee also reviews the performance of our NEOs with the Chief Executive Officer and based on those reviews, approves the grant of cash bonuses and equity awards for each individual’s performance (other than the Chief Executive Officer) on the most recently completed fiscal year and establish their salaries for the current fiscal year. The Compensation Committee, without the Chief Executive Officer present, recommends to the Board grants of cash bonuses and equity awards for the Chief Executive Officer on the most recently completed fiscal year and any change to the Chief Executive Officer’s salary for the current fiscal year. After further reviews and discussions, the Board determines whether to approve the Compensation Committee’s recommendations as to grants of cash bonuses and equity awards for the Chief Executive Officer on the most recently completed fiscal year and any change to the Chief Executive Officer’s salary for the current fiscal year. The Compensation Committee considers whether there is any material nonpublic information (“MNPI”) about us when determining the timing of grants and generally does not time grants of stock options in relation to our public disclosure of MNPI. During the year ended December 31, 2025, we did not time the release of MNPI for the purpose of affecting the value of executive compensation, and none of our NEOs were awarded options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material non-public information, and ending one business day after the filing or furnishing of such reports.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Wave Life Sciences, Inc. Compensation Committee:

Christian Henry (Chair)

Adrian Rawcliffe

Heidi Wagner

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the last three fiscal years ended December 31, 2025, 2024, and 2023 to (i) our President and Chief Executive Officer, (ii) our Chief Financial Officer, and (iii) our two next most highly compensated executive officers, who earned more than $100,000 during the fiscal year ended December 31, 2025 and were serving as executive officers as of such date, as applicable. Collectively, these four individuals are our NEOs for purposes of this proxy statement.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Paul B. Bolno, M.D., MBA	2025	700,000	1,420,540	9,506,300	614,250	36,826	12,277,916
President and Chief Executive Officer	2024	655,500	—	3,064,934	532,600	19,266	4,272,299
	2023	636,400	—	2,744,529	475,700	17,671	3,874,300
Kyle Moran, CFA	2025	520,100	493,080	2,395,588	331,759	12,822	3,753,349
Chief Financial Officer	2024	497,200	—	1,128,914	279,675	11,592	1,917,381
	2023	471,300	—	970,730	243,900	11,142	1,697,072
Chandra Vargeese, Ph.D.	2025	502,200	434,380	2,129,411	320,341	14,064	3,400,396
Chief Technology Officer,	2024	487,540	—	1,099,134	287,975	13,914	1,888,563
Head of Platform Discovery Sciences	2023	473,340	—	1,051,535	245,000	13,464	1,783,339
Christopher Francis, Ph.D.	2025	451,400	293,500	1,435,451	274,226	11,310	2,465,887
Chief Strategy Officer	2024	438,300	—	870,312	246,550	11,260	1,566,422
	2023	425,500	—	871,059	220,200	10,710	1,527,469

(1)

Amount represents the aggregate grant date fair value for the stock awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our 2025 Form 10-K.

(2)

Amounts represent the aggregate grant date fair value for the option awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our 2025 Form 10-K.

(3)

For 2025, the amounts include 401(k) matching contributions of $10,500 made to each of Drs. Bolno, Vargeese, and Francis and Mr. Moran, as well as the value of annual premiums paid by us with respect to a life insurance policy for the benefit of each of the NEOs. For 2025, the amount for Dr. Bolno also includes reimbursement of commuting expenses of $16,018 and the related tax gross up of $9,066.

2025 Fiscal Year Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2025 to each of our NEOs.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards: Target ($)(1)	All Other Stock Awards: Number of Shares or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Paul B. Bolno, M.D., MBA	—	455,000	—	—	—	—
	2/4/2025	—	121,000	—	—	1,420,540
	2/4/2025	—	—	1,000,000	$11.74	9,506,300
Kyle Moran, CFA	—	234,045	—	—	—	—
	2/4/2025	—	42,000	—	—	493,080
	2/4/2025	—	—	252,000	$11.74	2,395,588
Chandra Vargeese, Ph.D.	—	225,990	—	—	—	—
	2/4/2025	—	37,000	—	—	434,380
	2/4/2025	—	—	224,000	$11.74	2,129,411
Christopher Francis, Ph.D.	—	203,130	—	—	—	—
	2/4/2025	—	25,000	—	—	293,500
	2/4/2025	—	—	151,000	$11.74	1,435,451

(1)

Represents the potential 2026 cash incentive bonus payouts assuming target achievement of corporate goals, based upon the NEO’s cash incentive bonus target and base salary in effect on December 31, 2025. No minimum threshold amount or maximum amount beyond the target amount was established. See the column entitled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table” for the cash incentive bonuses earned by the NEOs in 2025. See “Compensation Discussion and Analysis — Components of Executive Compensation — Annual Performance-Based Cash Incentive Compensation” for a description of the target amount applicable to each NEO.

(2)

Represents grants of RSUs made in 2025. Such awards vest annually in equal installments over a four-year period beginning on February 4, 2026, subject to such officer’s continued service with us on each such vesting date.

(3)

Represents the grant of stock options made in 2025. Such awards have a four-year vesting period, with 25% of the shares subject to the award vesting on February 4, 2026 and the remainder vesting quarterly in equal installments over the following 12 quarters, subject to such officer’s continued service with us on each vesting date.

(4)	Represents the closing market price of our shares of common stock on the grant date.
(5)

Amounts represent the aggregate grant date fair value for the options and restricted stock unit awards, as applicable, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in the 2025 Form 10-K.

Narrative to Summary Compensation Table

Our Compensation Committee creates the policies that govern base salary, annual cash performance-based incentives, our long-term incentive program and other compensation and benefits for our NEOs. Our Compensation Committee reviews and discusses our executive officers’ proposed compensation with the Chief Executive Officer for all executives other than the Chief Executive Officer. The Chief Executive Officer’s compensation is determined solely by the Compensation Committee without the Chief Executive Officer present for the discussions.

In determining executive officer compensation, our Compensation Committee, with the assistance of its independent compensation consultant, Aon and an independent executive compensation consulting firm, evaluates the market competitiveness of compensation for each of our NEOs in order to guide target compensation decisions for the coming year. Our Compensation Committee references a peer group of publicly-traded companies in the biopharmaceutical industry for purposes of gathering data to compare with our existing executive compensation levels and practices and as context for future compensation decisions. Our Compensation Committee reviews and updates the compensation peer group each year, as appropriate, to include companies that the Compensation Committee believes are competitors for executive talent and that are similar to us in terms of their stage of development, therapeutic focus, market capitalization, number of employees, structure, financial profile and geographic proximity to the Cambridge biotech cluster, as applicable. We also recognize that it is unlikely for companies to align equally on all factors, so we consider companies that meet a majority of the criteria. Due to the nature of our business, we compete for executive talent with many companies much larger than we are. Our Compensation Committee considers peer group and other industry compensation data and the recommendations of our compensation consultant when making decisions related to executive compensation, ultimately giving consideration to the competitiveness of our compensation program, internal perceptions of equity and individual performance and role. Our Compensation Committee finds comparative data from our peer group to be useful in setting and adjusting executive compensation, but it does not target our programs or any particular element of compensation to be at or within a particular percentile or range compared to our peers. Our Compensation Committee uses the peer group data primarily to ensure that our executive compensation program and its constituent elements are and remain competitive in relation to our peers, and applies judgment and discretion in establishing targeted compensation levels taking into account not only competitive market data but also the experience of the executive, scope of responsibility, critical skill sets and expertise. Our Compensation Committee retains flexibility to structure compensation based on good governance practices, our objectives of building our Company and creating value for our stockholders, and, most importantly, discovering, developing, and delivering life-changing treatments for people battling devastating diseases.

For a description of the employment arrangements with each of our NEOs, please refer to “Compensation Discussion and Analysis — Employment Agreements and Severance Benefits with Our Named Executive Officers.”

Assumption and Amendment and Restatement of Equity Plans

Effective upon the completion of the Redomiciliation, Wave Life Sciences, Inc. assumed Wave-Singapore’s 2014 Equity Incentive Plan, as amended (the “2014 Plan,” which plan terminated by its terms on December 10, 2024, and under which no new awards may be granted, but awards previously granted thereunder remain outstanding), 2021 Plan, Nasdaq Inducement Restricted Share Unit Award Grant Notice and Nasdaq Inducement Restricted Share Unit Agreement, Nasdaq Inducement Non-qualified Share Option Grant Notice and Nasdaq Inducement Non-qualified Share Option Agreement, and 2019 ESPP, and all outstanding awards and rights thereunder, and amended and restated the 2021 Plan and the 2019 ESPP, and made conforming amendments to the 2014 Plan (solely to continue administering awards outstanding thereunder) and the Nasdaq Inducement forms, in each case, to provide, among other things, that the securities issuable in connection with awards thereunder (including the purchase rights under the 2019 ESPP) are shares of Wave Life Sciences, Inc. common stock rather than ordinary shares of Wave-Singapore. The assumed awards and rights continue to have substantially the same terms and conditions that applied prior to the consummation of the Redomiciliation, provided, that securities issuable in connection with awards thereunder are in shares of Wave Life Sciences, Inc. common stock rather than ordinary shares of Wave-Singapore.

2021 Equity Incentive Plan

Our 2021 Plan was previously amended on August 5, 2025, following receipt of stockholder approval at our 2025 AGM to authorize an additional 8,000,000 shares of common stock, for an aggregate of 30,950,000 shares of common stock, for the granting of incentive options, non-qualified options (“NQSOs”), stock appreciation rights and restricted stock unit awards to our eligible employees and directors. The 2021 Plan serves as the successor to our 2014 Plan, such that outstanding awards granted under the 2014 Plan continue to be governed by the terms of the 2014 Plan, but no awards may be issued under the 2014 Plan after August 10, 2021. Any outstanding awards under the 2014 Plan that are forfeited, cancelled or otherwise terminated (other than by exercise or withheld by us to satisfy any tax withholding obligation) on or after August 10, 2021 may be reissued under the 2021 Plan and any shares subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, under the 2021 Plan will again become available for issuance under the 2021 Plan. However, shares subject to an award under the 2021 Plan will not again be made available for issuance or delivery under the 2021 Plan if such shares are (a) shares tendered in payment of an option; (b) shares delivered or withheld by us to satisfy any tax withholding obligation; or (c) shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award.

In Proposal 3, we are asking our stockholders to increase the total number of shares of common stock available for issuance under our 2021 Plan by an additional 11,000,000 shares.

If we are acquired, our Board or Compensation Committee will with respect to stock options and stock appreciation rights: (i) make appropriate provision for the continuation of the stock option or stock appreciation right by substituting on an equitable basis for the shares of common stock then subject to such stock option or stock appreciation right either the consideration payable with respect to the outstanding shares of common stock in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the stock options or stock appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or shares of common stock as determined by our Board, in an amount equal to the amount by which the then fair market value of the shares of common stock subject to such vested stock option or stock appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding stock options or stock appreciation rights, terminate any or all unexercised stock options and stock appreciation rights at such time as the Board deems appropriate. If we are acquired, with respect to outstanding restricted stock unit awards, our Board or Compensation Committee shall make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the shares of common stock then subject to such restricted awards either the consideration payable with respect to the outstanding shares of common stock in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, our Board may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such restricted award to the extent then vested.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table shows grants of options and unvested restricted stock unit awards outstanding on the last day of the fiscal year ended December 31, 2025 to each of the NEOs.

		Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Paul B. Bolno, M.D., MBA	6/16/2016	236,400	—		$18.79	6/16/2026	—		—	—		$—
	1/25/2017	72,500	—		$29.05	1/25/2027	—		—	—		$—
	1/23/2018	109,000	—		$40.05	1/23/2028	—		—	—		$—
	3/3/2020	63,000	—		$8.17	3/3/2030	—		—	—		$—
	2/1/2021	200,000	—		$10.48	2/1/2031	—		—	—		$—
	1/1/2022	562,500	37,500	(1)	$3.14	1/1/2032	—		—	—		$—
	7/25/2022	180,000	—		$2.83	7/25/2032	—		—	—		$—
	2/17/2023	530,062	240,938	(2)	$4.75	2/17/2033	—		—	—		$—
	2/5/2024	441,262	567,338	(3)	$3.87	2/5/2034	—		—	—		$—
	2/4/2025	—	1,000,000	(4)	$11.74	2/4/2035	—		—	—		$—
		—	—		$—	—	90,750	(5)	1,542,750	—		$—
		—	—		$—	—	—		—	92,500	(6)	$1,572,500

		Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
Kyle Moran, CFA	6/16/2016	21,647	—		$18.79	6/16/2026	—		—	—		$—
	1/23/2018	15,000	—		$40.05	1/23/2028	—		—	—		$—
	1/1/2022	64,062	10,938	(1)	$3.14	1/1/2032	—		—	—		$—
	2/17/2023	137,481	85,219	(2)	$4.75	2/17/2033	—		—	—		$—
	2/5/2024	162,531	208,969	(3)	$3.87	2/5/2034	—		—	—		$—
	2/4/2025	—	252,000	(4)	$11.74	2/4/2035	—		—	—		$—
		—	—		$—	—	31,500	(5)	535,500	—		$—
		—	—		$—	—	—		—	15,000	(6)	$255,000
Chandra Vargeese, Ph.D.	6/16/2016	49,600	—		$18.79	6/16/2026	—		—	—		$—
	1/25/2017	19,500	—		$29.05	1/25/2027	—		—	—		$—
	1/23/2018	35,000	—		$40.05	1/23/2028	—		—	—		$—
	3/3/2020	36,000	—		$8.17	3/3/2030	—		—	—		$—
	2/1/2021	50,000	—		$10.48	2/1/2031	—		—	—		$—
	1/1/2022	187,500	12,500	(1)	$3.14	1/1/2032	—		—	—		$—
	7/25/2022	60,000	—		$2.83	7/25/2032	—		—	—		$—
	2/17/2023	203,087	92,313	(2)	$4.75	2/17/2033	—		—	—		$—
	2/5/2024	158,243	203,457	(3)	$3.87	2/5/2034	—		—	—		$—
	2/4/2025	—	224,000	(4)	$11.74	2/4/2035	—		—	—		$—
		—	—		$—	—	27,750	(5)	471,750	—		$—
		—	—		$—	—	—		—	50,000	(6)	$850,000
Christopher Francis, Ph.D.	6/16/2016	37,100	—		$18.79	6/16/2026	—		—	—		$—
	1/25/2017	19,500	—		$29.05	1/25/2027	—		—	—		$—
	1/23/2018	26,000	—		$40.05	1/23/2028	—		—	—		$—
	1/1/2022	—	9,375	(1)	$3.14	1/1/2032	—		—	—		$—
	2/17/2023	—	76,469	(2)	$4.75	2/17/2033	—		—	—		$—
	2/5/2024	—	161,100	(3)	$3.87	2/5/2034	—		—	—		$—
	2/4/2025	—	151,000	(4)	$11.74	2/4/2035	—		—	—		$—
		—	—		$—	—	18,750	(5)	318,750	—		$—
		—	—		$—	—	—		—	32,500	(6)	$552,500

(1)

25% vested on January 1, 2023 and the remainder vests in equal quarterly installments over the following 12 quarters, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(2)

25% vested on February 17, 2024 and the remainder vests in equal quarterly installments over the following 12 quarters, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(3)

25% vested on February 5, 2025 and the remainder vests in equal quarterly installments over the following 12 quarters, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(4)

25% vests on February 4, 2026 and the remainder vests in equal quarterly installments over the following 12 quarters, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon termination without cause or for good reason within 12 months following a change of control.

(5)

25% vests on February 4, 2026 and the remainder vests in equal annual installments over the following three years, subject to such officer’s continued service with us on each such vesting date. The award shall become fully vested upon a change of control.

(6)

On May 4, 2022, 50% of the 2019 performance-based RSUs vested upon the achievement of the PN chemistry milestone and of the shares listed, if prior to March 7, 2029 the regulatory approval milestone is achieved, 80% of the unvested performance-based RSUs will be earned and vest, and if the commercial sale milestone is achieved, 20% of the unvested 2019 performance-based RSUs will be earned and vest.

(7)	The market value of the 2019 Performance-Based RSUs is based on the closing price of our shares of common stock of $17.00 per share at December 31, 2025.

Option Exercises in 2025

The following table shows information regarding exercises of options to purchase our shares of common stock held by each of our NEOs during the fiscal year ended December 31, 2025.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Paul B. Bolno, M.D., MBA	169,025	$1,196,605
Kyle Moran, CFA	296,000	$3,285,321
Chandra Vargeese, Ph.D.	137,754	$1,238,008
Christopher Francis, Ph.D.	441,031	$4,319,924

(1)

The value realized on the exercise of options was calculated by multiplying the number of options exercised on the applicable exercise date by the difference between the sale price of the shares and the exercise price of the options.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Employee Benefits

Our NEOs participate in employee benefit programs available to our employees generally, including medical and dental insurance, and a tax-qualified 401(k) plan.

Potential Payments Upon Termination or Change-In-Control

The following table sets out the estimated potential payments upon termination or a change in control for each of our NEOs, based on the assumptions discussed above and assuming such event occurred on December 31, 2025, the last business day of 2025. In accordance with SEC rules, the potential payments were determined under the terms of our contracts, agreements, plans and arrangements as in effect on December 31, 2025. The tables do not include any previously vested equity awards or accrued benefits. Because the payments to be made to an NEO depend on several factors, the actual amounts to be paid out upon a triggering event can only be determined at the time of the triggering event.

Name	Compensation Component	Involuntary Not for Cause Termination ($)		Voluntary for Good Reason Termination ($)		Acceleration of Vesting Upon a Change of Control ($)	Termination Without Cause or For Good Reason Within 12 Months Following a Change of Control ($)
Paul B. Bolno, M.D., MBA	Base Salary	1,050,000	(2)	1,050,000	(2)	—	1,050,000	(2)
	Non-Equity Incentive Plan Compensation	455,000	(3)	455,000	(3)	—	455,000	(3)
	Acceleration of unvested options and RSUs(1)	—		—		16,180,388	3,115,250
	Benefits and Perquisites	56,575	(4)	56,575	(4)	—	56,575	(4)
Kyle Moran, CFA	Base Salary	520,100	(6)	520,100	(6)	—	497,200	(6)
	Non-Equity Incentive Plan Compensation	234,045	(3)	234,045	(3)	—	223,740	(3)
	Acceleration of unvested options and RSUs(1)	—		—		5,264,816	790,500
	Benefits and Perquisites	32,020	(5)	32,020	(5)	—	32,020	(5)
Chandra Vargeese, Ph.D.	Base Salary	502,200	(6)	502,200	(6)	—	487,540	(6)
	Non-Equity Incentive Plan Compensation	225,990	(3)	225,990	(3)	—	219,393	(3)
	Acceleration of unvested options and RSUs(1)	—		—		5,153,715	1,321,750
	Benefits and Perquisites	24,504	(5)	24,504	(5)	—	24,504	(5)
Christopher Francis, Ph.D.	Base Salary	451,400	(6)	451,400	(6)	—	438,300	(6)
	Non-Equity Incentive Plan Compensation	203,130	(3)	203,130	(3)	—	197,235	(3)
	Acceleration of unvested options and RSUs(1)	—		—		3,976,186	871,250
	Benefits and Perquisites	37,717	(5)	37,717	(5)	—	37,717	(5)

(1)

Value attributable to accelerated vesting of (i) then unvested options, determined by multiplying the number of shares accelerated by the difference between the exercise price of the option and the closing price of our shares of common stock on December 31, 2025, and (ii) then unvested RSUs, determined by multiplying the number of RSUs accelerated by the closing price of our shares of common stock on December 31, 2025.

(2)	Eighteen months of 2025 base salary continuation.
(3)	Target non-equity incentive compensation for 2025.
(4)	Payment of COBRA premiums for eighteen months based on executive’s current benefits elections.
(5)	Payment of COBRA premiums for twelve months based on executive’s current benefit elections.
(6)	Twelve months of 2025 base salary continuation.

For a further description of the employment agreements with our NEOs, including a summary of each NEO’s severance and change in control benefits, please refer to “Compensation Discussion and Analysis—Employment Agreements and Severance Benefits with Our Named Executive Officers.”

CEO Pay Ratio

Under rules adopted pursuant to the Dodd-Frank Act, we are required to calculate and disclose the total compensation paid to our median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our Chief Executive Officer (the “CEO Pay Ratio”). The paragraphs that follow describe our methodology and the resulting CEO Pay Ratio. The overall structure of our compensation and benefits programs are broadly similar across our organization, including a broad-based equity program pursuant to which all full-time employees receive equity, with differences reflecting the level of responsibility of the employees. For the purpose of determining the median employee, we included all our employees on December 31, 2025 located in the United States, which represented 95% of our employees globally (302 of our 317 global employees). We excluded our fifteen employees located outside the United States (twelve employees in England and three employees in Japan) as of December 31, 2025 under the SEC’s de minimis exception. Under the relevant rules, we are required to identify the median employee by use of a “consistently applied compensation measure” (“CACM”). We chose a CACM that closely approximates the annual target total direct compensation of our employees. Specifically, we identified the median employee by aggregating for each applicable employee as of December 31, 2025: (1) 2025 base salary or base rate of pay (annualized in the case of employees who were not employed for the full fiscal year), (2) target annual cash incentive award, and (3) grant date fair value of any equity awards granted during 2025 to reasonably reflect the annual compensation of our employees. After applying our CACM methodology, we identified the median employee. Once the median employee was identified, we calculated the median employee’s annual target total direct compensation in accordance with the requirements of the Summary Compensation Table.

We calculated the 2025 total compensation for our median employee of $246,065 in the same manner we determine the total annual compensation of our NEOs for purposes of the Summary Compensation Table. Dr. Bolno’s 2025 total compensation as disclosed in the Summary Compensation Table was calculated to be $12,277,916, of which $10,926,840 represents the grant date fair value of equity awards, including options that vest over four years granted at an exercise price of $11.74 representing $9,506,300 of the equity value and RSUs that vest over four years representing $1,420,540 of the equity value. As a result of the calculation, our CEO to median employee pay ratio for 2025 is 50:1. This information is being provided for compliance purposes and is a reasonable estimate calculated in a manner consistent with the SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios. Neither our Compensation Committee nor our management used the CEO Pay Ratio measure in making compensation decisions.

Director Compensation

The following table shows the total compensation earned during the fiscal year ended December 31, 2025 by each of our non-employee directors. Directors who are also employees are not compensated for their service on our Board.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Christian Henry	100,000	102,934	362,666	565,600
Mark H. N. Corrigan, M.D.	74,375	102,934	362,666	539,975
Peter Kolchinsky, Ph.D.(4)	49,375	102,934	362,666	514,975
Adrian Rawcliffe	69,375	102,934	362,666	534,975
Ken Takanashi	49,375	102,934	362,666	514,975
Aik Na Tan	51,875	205,867	732,191	989,933
Gregory L. Verdine, Ph.D.	49,375	102,934	362,666	514,975
Heidi L. Wagner	64,375	102,934	362,666	529,975

(1)	Amounts represent fees earned during 2025 under our Non-Employee Director Compensation Policy.
(2)

Amount represents the aggregate grant date fair value for the stock awards identified, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our 2025 Form 10-K.

(3)

Amount represents the aggregate grant date fair value for the option awards granted in 2025 to our non-employee directors, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in determining grant date fair value may be found in Note 7 to the financial statements included in our 2025 Form 10-K.

(4)

Pursuant to the terms of the RA Capital Healthcare Fund, L.P. governing documents, Dr. Kolchinsky is required to remit to RA Capital Management, L.P. (“RA Capital”) both the cash and the equity compensation, and RA Capital and not Dr. Kolchinsky individually is the beneficial owner of such compensation.

The following table shows the aggregate number of shares subject to options held by each of our non-employee directors as of December 31, 2025:

Name	Aggregate Number of Shares Subject to Options
Christian Henry	129,430
Mark H. N. Corrigan, M.D.	227,660
Peter Kolchinsky, Ph.D.	216,430
Adrian Rawcliffe	174,430
Ken Takanashi	216,430
Aik Na Tan	152,400
Gregory L. Verdine, Ph.D.	379,897
Heidi L. Wagner, J.D.	213,660

2026 Non-Employee Director Compensation Policy

Our Compensation Committee is responsible for evaluating and recommending to the Board for approval our non-employee director compensation program. In carrying out this responsibility, the Compensation Committee periodically reviews and evaluates, in consultation with its independent compensation consultant, recent trends in director compensation and comparable market data, including data from the peer group the Company uses for executive compensation purposes. The Board retains the ultimate authority to approve non-employee director compensation.

Since its initial public offering in November 2015, the Company has held its annual meeting of stockholders in August and was required under Singapore law to obtain stockholder approval of its non-employee director compensation before making it effective each year. In August 2026, the Company redomiciled from Singapore to Delaware and as a result, postponed its annual meeting until November 2026 and is no longer required to obtain stockholder approval of its non-employee director compensation before making it effective.

In connection with the Company’s redomiciliation, at regularly scheduled meetings in September and October 2026, the Compensation Committee and the Board, respectively, reviewed the Company’s non-employee director compensation program with the Compensation Committee’s independent compensation consultant, Aon, in light of market practices of US-domiciled companies. Following such review, on October 5, 2026, our Board adopted the 2026 Non-Employee Director Compensation Policy, which is applicable for the period that commenced on the effective date and runs through the date of our 2027 ASM. Based on a review of market data and peer group practices, the Compensation Committee and the Board determined to modestly increase the annual cash compensation for service on the Board and as Chair of the Board and to reduce the size of both initial and annual equity awards granted to the Company’s non-employee directors to better align with peer group practices. No changes were made to cash fees for service on the committees of the Board. The terms of the 2026 Non-Employee Director Compensation Policy are as follows:

(A) Cash Compensation:

•

Board of Directors: Annual cash compensation of $50,000 to each non-employee director, other than the Chair of the Board, and annual cash compensation of $85,000 to the non-employee Chair of the Board.

•	Audit Committee: Additional annual cash compensation of $20,000 to the Chair of the Audit Committee and $10,000 to each member of the Audit Committee other than the Chair.

•	Compensation Committee: Additional annual cash compensation of $15,000 to the Chair of the Compensation Committee and $7,500 to each member of the Compensation Committee other than the Chair.

•

Nominating and Corporate Governance Committee: Additional annual cash compensation of $15,000 to the Chair of the Nominating and Corporate Governance Committee and $7,500 to each member of the Nominating and Corporate Governance Committee other than the Chair.

•

Research and Development Committee: Additional annual cash compensation of $15,000 to the Chair of the Research and Development Committee and $7,500 to each member of the Research and Development Committee other than the Chair.

•

Proration: The annual cash compensation amounts set forth above are prorated for (i) any director who ceases to be a director, Chair of the Board or member or chair of any committee of the Board and (ii) any new non-employee director who is appointed by the Board, any non-employee director who is appointed to the position of Chair of the Board or chair of any such committee of the Board or any non-employee director who is appointed to serve on any such committee of the Board, for their services rendered as a director and/or committee member, for the portion of the year in which such director so served.

(B) Equity Compensation:

•

Initial Equity Grant: One-time equity grant upon initial appointment or election to the Board of (i) an option to purchase 128,000 shares of common stock, which vests as to 12.5% of the underlying shares on a quarterly basis during the two-year period following the grant date; and (ii) 21,400 restricted stock units, which vest as to 50% on the earlier of (x) the following year’s annual meeting of stockholders or (y) the first anniversary of the grant date, and as to the remaining 50% on the earlier of (x) the second annual meeting of stockholders following the grant date or (y) the second anniversary of the grant date.

•

Annual Equity Grant: Annual equity grant of (i) an option to purchase 64,000 shares of common stock, which vests in full on the earlier of the 2027 ASM or the first anniversary of the grant date; and (ii) 10,700 restricted stock units, which vest in full on the earlier of the 2027 ASM or the first anniversary of the grant date.

•

Terms of Stock Options: The exercise price of all stock options granted pursuant to the 2026 Non-Employee Director Compensation Policy will be the fair market value of our common stock on the date of grant and the term of all stock options will be 10 years.

•

Change in Control: All initial equity grants and annual equity grants made to non-employee directors shall become vested and/or exercisable in full immediately prior to and contingent upon the closing of a change of control of the Company.

•

Limitation on Equity Grants: A non-employee director shall be eligible to receive only one type of equity grant per calendar year, which shall be an initial equity grant or an annual equity grant, in each case as described above.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. For the most recently completed fiscal year, we did not use any financial performance measure to link Compensation Actually Paid to our NEOs to the Company’s performance; accordingly, this disclosure does not present a company-selected measure in the table below nor a tabular list of our most important performance measures, as permitted under the rules promulgated by the Securities and Exchange Commission.

Year	Summary Compensation Table Total for PEO1 ($)	Compensation Actually Paid to PEO1, 2, 3 ($)	Average Summary Compensation Table Total for Non-PEO NEOs1 ($)	Average Compensation Actually Paid to Non-PEO NEOs1,2,3 ($)	Value of Initial Fixed $100 Investment based on:4		Net Income ($ Millions)
					TSR ($)	Peer Group TSR ($)
2025	12,277,916	18,587,740	3,206,544	4,815,261	216.01	66.11	(204.4)
2024	4,272,299	17,389,937	1,790,789	6,201,653	157.18	36.63	(97.0)
2023	3,874,300	2,219,787	1,740,206	1,235,658	64.17	42.91	(57.5)
2022	2,667,997	6,079,613	1,190,292	2,247,169	88.95	48.02	(161.8)
2021	3,892,610	1,265,141	1,530,003	519,760	39.90	76.63	(122.2)

1.	Paul Bolno, MD., MBA was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2021	2022	2023	2024	2025
Michael Panzara, M.D., MPH	Kyle Moran, CFA	Kyle Moran, CFA	Christopher Francis, Ph.D.	Christopher Francis, Ph.D.
Chandra Vargeese, Ph.D.	Chandra Vargeese, Ph.D.	Chandra Vargeese, Ph.D.	Kyle Moran, CFA	Kyle Moran, CFA
			Chandra Vargeese, Ph.D.	Chandra Vargeese, Ph.D.

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock and Option Awards for PEO ($)	Inclusion of Equity Values for PEO ($)	Compensation Actually Paid to PEO ($)
2025	12,277,916	(10,926,840)	17,236,664	18,587,740

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	3,206,544	(2,393,803)	4,002,520	4,815,261

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Total - Inclusion of Equity Values for PEO ($)
2024	15,587,325	3,991,413	—	(2,342,074)	—	17,236,664

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	3,417,171	1,359,130	—	(773,781)	—	4,002,520

4.
The Peer Group TSR set forth in this table utilizes the peer companies used for compensation benchmarking purposes, which are summarized in our Compensation Discussion & Analysis section of the proxy statement, for the years reflected in the table above. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the compensation benchmarking peers, respectively. Historical stock performance is not necessarily indicative of future stock performance. For 2025, for better alignment with compensation peer selection criteria, we updated our peer group from prior years by adding uniQure N.V. and removing Sangamo Therapeutics, Inc. The current peer group is shown below. The peer group TSR performance for the 2024 peer group disclosed in our 2025 proxy statement, absent this change, would have been, for the years ending 12/31/2021, 12/31/2022, 12/31/2023, 12/31/2024, and 12/31/2025 respectively: $
76
.00, $46.36, $41.97, $34.94, and $63.37.

2025

Alector, Inc.	Denali Therapeutics Inc.	Prime Medicine, Inc

Arcturus Therapeutics Holdings Inc.	Dyne Therapeutics, Inc.	PTC Therapeutics, Inc.

Arrowhead Pharmaceuticals Inc	Editas Medicine, Inc.	Stoke Therapeutics, Inc.

Avidity Biosciences Inc.	Intellia Therapeutics, Inc.	uniQure N.V.

Beam Therapeutics, Inc.	Ionis Pharmaceuticals, Inc.	Verve Therapeutics, Inc.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Total Stockholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the cumulative TSR over the five most recently completed fiscal years for the Company and the Peer Group TSR.

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR
Compensation Actually Paid ($ Millions)
20
18
16
14
12
10
8
6
4
2
0
TSR (12/31/2020 Indexed to $100)
$250
$200
$150
$100
$50
$0
2020
2021
2022
2023
2024
2025
Fiscal Year
100.00
100.00
76.63
39.90
1.3
0.5
6.1
88.95
48.02
2.2
64.17
42.91
2.2
1.2
17.4
157.18
6.2
36.63
18.6
216.01
66.11
4.8
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Wave Life Sciences Ltd. TSR
Peer Group TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our net income during the five most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
20
15
10
5
0
-5
-10
-15
-20
1.3
0.5
6.1
2.2
2.2
1.2
17.4
6.2
18.6
4.8
-122.2
-161.8
-57.5
-97.0
-204.4
$250
$150
$50
-$50
-$150
-$250
Net Income ($ Millions)
2021
2022
2023
2024
2025
Fiscal Year
PEO Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Wave Life Sciences Ltd. Net Income

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to our 2021 Plan and 2014 Plan (together, the

“Equity Compensation Plans”) in effect as of December 31, 2025.

Plan Category	Number of Securities to be Issued upon Exercise of Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	21,454,288	(1)	7.02	(2)	11,970,178	(3)
Equity compensation plans not approved by security holders	650,000	(4)	5.89	(5)	—
Total	22,104,288		7.02		11,970,178

(1)

Consists of (i) options to purchase 19,676,871 of our shares of common stock outstanding under the Equity Compensation Plans, (ii) 287,567 of our shares of common stock subject to performance-based RSUs outstanding under the Equity Compensation Plans, and (iii) 1,489,849 of our shares of common stock subject to time-based RSUs outstanding under the Equity Compensation Plans, in each case as of December 31, 2025.

(2)	Reflects the weighted average exercise price of the options to purchase 19,676,871 of our shares of common stock outstanding under the Equity Compensation Plans, as of December 31, 2025.
(3)

Consists of 9,808,797 of our shares of common stock available for future grants under the Equity Compensation Plans, as well as 2,161,381 of our shares of common stock that remain available for sale under the 2019 ESPP, in each case as of December 31, 2025.

(4)

Consists of options to purchase 650,000 of our shares of common stock granted outside of the Equity Compensation Plans in accordance with Nasdaq Listing Rule 5635(c)(4), outstanding as of December 31, 2025. The options have a weighted average exercise price of $5.89 per share, the closing price of our shares of common stock on the grant date.

(5)

Reflects the weighted average exercise price of the options to purchase 650,000 of our shares of common stock granted in accordance with Nasdaq Listing Rule 5635(c)(4), outstanding as of December 31, 2025.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements, the quality of internal and external audit processes, and related person transaction policies and procedures. The committee’s role and responsibilities are set forth in the Audit Committee charter adopted by the Board, which is available on our website at www.wavelifesciences.com. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, for establishing and maintaining adequate internal control over financial reporting, and for the appointment, compensation, retention and oversight of the work of KPMG LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2025, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and KPMG LLP, our independent registered public accounting firm;

•	Discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•

Received written disclosures and the letter from KPMG LLP regarding its independence as required by applicable requirements of the PCAOB regarding KPMG LLP communications with the Audit Committee and the Audit Committee further discussed with KPMG LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Members of the Audit Committee

Adrian Rawcliffe, Chair

Christian Henry

Mark H.N. Corrigan, M.D.

Aik Na Tan

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following includes a summary of transactions since January 1, 2025 to which we have been a party, in which the amount involved in the transaction exceeded $120,000, and in which any of our directors, executive officers or beneficial owners of more than 5% of any class of our capital stock, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under, “Executive Officer and Director Compensation.” We refer to such transactions as “related party transactions” or “related person transactions” and such persons as “related parties” or “related persons.” With the approval of our Board, we have engaged in the related party transactions described below.

Indemnification Agreements with Officers and Directors

We have entered into indemnification agreements with our directors and our executive officers. These agreements will require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us as a result of any proceeding against them as to which they could be indemnified. These indemnification rights shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our Bylaws, agreement, vote of stockholders or disinterested directors or otherwise if they are subsequently found to have been negligent or otherwise have breached their trust or fiduciary duties or to be in default thereof, or where the Delaware courts have declined to grant relief.

Agreements with GSK and its Affiliate

On December 13, 2022, Wave Life Sciences USA, Inc. and Wave Life Sciences UK Limited, two of our direct, wholly-owned subsidiaries entered into a Collaboration and License Agreement (the “GSK Collaboration Agreement”) with GlaxoSmithKline Intellectual Property (No. 3) (“GSK”), which became effective on January 27, 2023. Pursuant to the GSK Collaboration Agreement, we and GSK have agreed to collaborate on the research, development, and commercialization of oligonucleotide therapeutics. The discovery collaboration has an initial four-year research term and combines our proprietary discovery and drug development platform, PRISM®, with GSK’s unique insights from human genetics and its global development and commercial capabilities. In addition, the GSK Collaboration Agreement originally included a global exclusive license to GSK for WVE-006, our first-in-class A-to-I(G) RNA editing candidate for alpha-1 antitrypsin deficiency, and in February 2026, we announced that we had regained full rights to WVE-006 from GSK.

Under the terms of the GSK Collaboration Agreement, we received an upfront payment of $170.0 million, which included a cash payment of $120.0 million and a $50.0 million equity investment. With respect to the $50.0 million equity investment, on December 13, 2022, we entered into a Share Purchase Agreement (the “GSK Share Purchase Agreement”) with Glaxo Group Limited (“GGL”), an affiliate of GSK, pursuant to which we sold 10,683,761 of our shares of common stock to GGL (the “GSK Shares”) at a purchase price of $4.68 per share. In connection with the GSK Share Purchase Agreement, GGL and we agreed upon certain rights and restrictions as set forth in the Investor Agreement, dated as of January 26, 2023 (the “GSK Investor Agreement”). For a certain period of time, subject to certain conditions and limitations, we agreed to provide certain demand registration rights to GGL in order to register all or a portion of the GSK Shares purchased by GGL. We also provided GGL with certain “piggyback” registration rights for a certain period of time, subject to certain conditions and limitations, such that when we propose to register our common stock for our account, GGL will have the right to include some or all of the GSK Shares in such registration. The GSK Investor Agreement also contains other customary terms and conditions of the parties with respect to the registration of GSK Shares. From January 1, 2025 to June 30, 2026, we recognized revenue of $83.2 million under the GSK Collaboration Agreement.

Participation in Our Underwritten Offerings

On December 11, 2025, we closed an underwritten public offering (the “December 2025 Offering”) in which we issued and sold (i) 18,552,632 shares of common stock at a public offering price of $19.00 per share, and (ii) to certain investors in lieu of additional shares of common stock, pre-funded warrants to purchase up to 2,631,578 shares of common stock at a public offering price of $18.9999 per pre-funded warrant. As a part of the December 2025 Offering, GSK plc, a 5% or greater holder of our common stock, purchased 1,470,000 shares of common stock at the public offering price of $19.00 per share.

Contract Research Services Provided by SNBL

Pursuant to the terms of various contract research service agreements with SNBL, a contract research organization and one of our stockholders, and its affiliates, we paid SNBL $5.9 million from January 1, 2025 to June 30, 2026. From January 1, 2025 to June 30, 2026, we incurred expenses of approximately $6.7 million related to the aforementioned various service agreements.

Related Person Transaction Policy

Our Board has adopted a written related person transaction policy that requires future transactions between us and any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons, as defined in Item 404 of Regulation S-K, or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee, or if Audit Committee approval would be inappropriate, by another independent body of our Board. In approving or rejecting such proposed related person transaction, the committee is to consider all available information deemed relevant by the committee, including, but not limited to, the extent of the related person’s interest in the transaction and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances. The committee approves only those transactions that, in light of known circumstances, are deemed to be in our best interests. In the event that any member of the committee is not a disinterested person with respect to the related person transaction under review, that member is excluded from the review and approval or rejection of such related person transaction; provided, however, that such committee member may be counted in determining the presence of a quorum at the meeting of the committee at which such transaction is considered. If we become aware of an existing related person transaction which has not been approved under the policy, the matter will be referred to the committee. The committee evaluates all options available, including ratification, revision or termination of such transaction. In the event that management determines that it is impractical or undesirable to wait until a meeting of the committee to consummate a related person transaction, the chair of the committee may approve such transaction in accordance with the related person transaction approval policy. Any such approval must be reported to the committee at the next regularly scheduled meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board, acting on the recommendation of the Nominating and Corporate Governance Committee, has nominated each of Paul B. Bolno, M.D., MBA, Mark H.N. Corrigan, M.D., Christian Henry, Peter Kolchinsky, Ph.D., Adrian Rawcliffe, Ken Takanashi, Aik Na Tan, Gregory L. Verdine, Ph.D. and Heidi L. Wagner, J.D. for election at the 2026 ASM. Voting on the election of each nominee will be done separately. If each such nominee is elected, they will serve on our Board until our 2027 ASM and until their successor has been elected and qualified.

Each of the nominees has indicated a willingness to continue to serve as director, if elected. We have no reason to believe that any nominee will be unable or unwilling to serve as a director. In addition, our Nominating and Corporate Governance Committee has reviewed each nominee for director’s current commitments, including relating to serving on other publicly-traded company boards, and determined that such commitments are consistent with our guidelines. Furthermore, our Board has concluded that each of the members of our Board is qualified and should continue to serve on our Board based on their contributions to our Company, current experience, qualifications, attributes and skills, which our Board believes each has continued to demonstrate since their respective appointments as directors. As our Company has evolved, our directors’ respective tenures with Wave, collective experiences, including that of sitting on other public company boards, and engagement with our Company have remained steadfast. Our Board believes that our directors continue to demonstrate their commitment and dedication, particularly as we advance towards being a commercial organization.

Each nominee for director who receives the most votes (also known as a “plurality” of the votes cast) will be elected.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF PAUL B. BOLNO, M.D., MBA, MARK H.N. CORRIGAN, M.D., CHRISTIAN HENRY, PETER KOLCHINSKY, PH.D., ADRIAN RAWCLIFFE, KEN TAKANASHI, AIK NA TAN, GREGORY L. VERDINE, PH.D. AND HEIDI L. WAGNER, J.D. AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 2: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. For the fiscal year ended December 31, 2025, KPMG LLP was our independent registered public accounting firm. The Board proposes that the stockholders ratify the appointment of KPMG LLP as our independent registered public accounting firm. We expect that representatives of KPMG LLP will be present at the 2026 ASM, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to ratify the appointment of KPMG LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with KPMG LLP and concluded that KPMG LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026.

Principal Accountant Fees and Services

Our independent registered public accounting firm is KPMG LLP, Boston, MA, Auditor Firm ID: 185.

The following table presents fees for professional audit services rendered by KPMG LLP for the services described in the table. Fees disclosed below include fees actually billed or expected to be billed for services pertaining to the applicable fiscal year.

	2025	2024
Audit fees(1)	$1,703,912	$1,739,629
Audit-related fees(2)	—	—
Tax fees(2)	—	—
All other fees(2)	—	—

(1)

Audit fees consist of fees for the professional services rendered for the audit of our financial statements, the audit of our internal control over financial reporting, and the review of the interim financial statements included in our quarterly reports on Form 10-Q, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, comfort letters, and the provision of consents in connection with the filing of registration statements and related amendments, as well as other filings.

(2)	There were no audit-related, tax or other fees in 2025 or 2024.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Public Accounting Firm

We maintain a policy under which the Audit Committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. As part of its review, the Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. The Audit Committee pre-approved all services performed since the pre-approval policy was adopted.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work rendered for the audit of our financial statements, the audit of our internal control over financial reporting, and the review of the interim financial statements included in our quarterly reports on Form 10-Q, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and include fees in the areas of tax compliance, tax planning, and tax advice.

4. Other fees are those associated with services not captured in the other categories. We generally do not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL AND AUTHORIZATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

General

Our Board is requesting that our stockholders approve an amendment to the Wave Life Sciences, Inc. Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) to increase the total number of shares of common stock available for issuance by 11,000,000 shares, as recommended by the Compensation Committee and approved by our Board on October 5, 2026, such amendment to be effective upon approval by our stockholders at the 2026 ASM. If this proposal is approved, the number of shares authorized for issuance of awards under the 2021 Plan will be increased from 30,950,000 to an aggregate of 41,950,000 shares.

As of October 1, 2026, a total of 3,436,062 shares of common stock remained available for issuance under the 2021 Plan and options to purchase 24,427,664 shares of common stock and awards for 2,761,010 restricted stock units, and 286,447 performance-based restricted stock units were outstanding under both our 2021 Plan and our 2014 Plan. The shares currently available for future issuance under the 2021 Plan represent less than one-half of our projected needs for the next year, which provides limited availability and flexibility for our equity usage as part of our broad-based equity program. We expect the increase in shares under the 2021 Plan that we are requesting to last at least through our 2027 ASM. As of October 1, 2026, the Company’s equity overhang, represented by (a) the sum of all outstanding stock options and other awards, plus the number of shares available for issuance pursuant to future awards under the 2021 Plan, as a percentage of (b) the sum of (i) the number of shares of common stock outstanding as of October 1, 2026, plus (ii) the number of shares described in clause (a) above, was 13.6%. If the amendment to the 2021 Plan is approved by our stockholders, the equity overhang would be 17.5% .

As of October 1, 2026, 68% of our outstanding stock options were underwater, with such underwater options having a weighted-average exercise price of $10.06 per share, a weighted average term of 7.31 years and individual option exercise prices ranging up to $50 per share, as compared to the $3.88 per share closing price of our shares of common stock as reported by The Nasdaq Stock Market on October 1, 2026. As of October 1, 2026, all outstanding stock options had a weighted-average exercise price of $7.97 per share and weighted average term of 7.00 years.

The purpose of the 2021 Plan is to assist the Company and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, and consultants who provide services to the Company or its subsidiaries, by enabling such persons to acquire or increase a proprietary interest in the Company to align the interests between such persons and the Company’s stockholders, and providing such persons with incentives to expend their maximum efforts in the creation of stockholder value.

Reasons for an Amendment to the 2021 Plan

•

The Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the 2021 Plan (as of October 1, 2026) is not sufficient for the Company’s future granting needs. As of October 1, 2026, there were approximately 331 employees and consultants, and eight non-employee directors eligible to participate in the 2021 Plan. Our Board, the Compensation Committee and management believe that the effective use of share-based long-term incentive compensation is vital to our ability to achieve strong performance in the future.

•

We believe that maintaining the broad-based equity program is essential to aligning stockholder and employees’ interests while providing high motivation, retention, and potential upside value over the long term.

•

In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining, and motivating key personnel. We believe that an increase in the number of shares available for issuance under our 2021 Plan is essential to permit us to continue to provide long-term, equity-based incentives to present and future employees, directors, and consultants.

The 2021 Plan authorizes the Board or a committee of the Board to grant incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock and stock unit awards to eligible employees, non-employee directors and consultants of the Company. By its terms, the 2021 Plan may be amended by the Board provided that any amendment that the Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of the Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code.

Promotion of Good Corporate Governance Practices

The 2021 Plan includes the following provisions:

•

No Liberal Share Recycling — shares that are withheld to satisfy any tax withholding obligation related to any stock award, for payment of the exercise price or purchase price of any stock award, and shares repurchased by the Company on the open market with the proceeds of the exercise price of an option or stock appreciation right will not become available again for issuance under the 2021 Plan;

•

No Discounted Stock Options or Stock Appreciation Rights — stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction;

•	No Repricing without Stockholder Approval — we may not, without stockholder approval, reprice the purchase price or the exercise price of any outstanding award;

•

No Evergreen Provision — the number of authorized shares under the 2021 Plan, if amended following the approval of this proposal, will be fixed at 41,950,000 shares of common stock. The 2021 Plan, does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years under the 2021 Plan;

•	No Transferability — awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee;

•

Clawback Policy — awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which its securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including the Company’s Clawback Policy adopted in October 2023. In addition, the Company may impose other clawback, recovery or recoupment provisions allowing the Company to recover from a participant any compensation received from any award (whether or not vested or settled) or cause a participant to forfeit any award (whether or not vested); and

•	No Dividends or Dividend Equivalents — we may not pay dividends or dividend equivalents before the vesting of the underlying award.

The following is a brief summary of the 2021 Plan. This summary is qualified in its entirety by reference to the text of the 2021 Plan, as amended, a copy of which is attached as Appendix A to this proxy statement.

Summary of Material Features of our 2021 Plan

Eligibility. The 2021 Plan allows us, under the direction of our Compensation Committee, to make grants of incentive stock options, non-qualified stock options, stock appreciation rights and restricted stock and stock unit awards to employees, consultants and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2021 Plan.

Shares Available for Issuance. The 2021 Plan, if amended following the approval of this proposal, provides for the issuance of up to 41,950,000 shares of common stock plus the number of shares of common stock underlying any awards under the 2014 Plan that are forfeited, canceled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after the date the 2021 Plan was initially approved by our stockholders. Generally, shares of common stock that are reserved for awards under the 2021 Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards. However, shares of common stock tendered in payment for an award, shares of common stock withheld for taxes, shares of common stock covered by a stock-settled stock appreciation right or other award that was not issued upon the settlement of the award, and shares of common stock repurchased by the Company on the open market with the proceeds of the exercise price of an option or stock appreciation right are not available again for future awards.

Stock Options. Stock options granted under the 2021 Plan, may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to U.S. employees of the Company and its affiliates. Non-qualified stock options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our shares of common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our shares of common stock on the date of grant and the term of the option may not be longer than five years.

Award agreements for stock options include rules for exercise of the stock options after termination of service. Stock options may not be exercised unless they are vested, and no stock option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for 12 months after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.

Restricted Stock. Shares of restricted stock are shares of common stock that are subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the recipient must satisfy certain vesting conditions. If the recipient does not satisfy the vesting conditions by the end of the restricted period, the restricted stocks are forfeited.

During the restricted period, the holder of restricted stocks has the rights and privileges of a regular stockholder, except that the holder of such restricted stocks is not entitled to receive dividends during the restricted period and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stocks may vote and accrue dividends on the restricted stocks; but they may not sell the shares until the restrictions are lifted and dividends will be forfeited if the restricted stocks are forfeited.

Restricted Stock Units. A restricted stock unit is an award entitling the recipient to receive shares of common stock to be delivered at the time such award vests pursuant to the terms and conditions established in the award agreement. The award agreement may provide the recipient with the right to receive dividends or other distributions declared and paid on an equal number of outstanding shares of common stock, which we refer to as dividend equivalents. Dividend equivalents must be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which they are paid. A recipient will have no voting rights with respect to any restricted stock units unless and until shares of common stock are issued.

Restricted awards may be granted at the sole discretion of the Compensation Committee, with vesting conditions based on the attainment of written performance goals. The Compensation Committee shall determine the performance period and whether, with respect to a performance period, the applicable performance goals have been met.

Stock Appreciation Rights. A stock appreciation right is an award entitling the recipient, upon exercise, to receive an amount payable in cash or shares of common stock equal to the number of shares of common stock subject to the stock appreciation right that is being exercised multiplied by the excess of (a) the fair market value of a share of common stock on the date the award is exercised, over (b) the exercise price. The exercise price may not be less than 100% of the fair market value on the date the stock appreciation right is granted and may not be granted with a term in excess of ten years.

Plan Administration. In accordance with the terms of the 2021 Plan, our Board has authorized our Compensation Committee to administer the 2021 Plan. The Compensation Committee may delegate part of its authority and powers under the 2021 Plan, to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the 2021 Plan, our Compensation Committee determines the terms of awards, including:

•	which employees, directors and consultants will be granted awards;

•	the number of shares of common stock subject to each award;

•	the vesting provisions of each award;

•	the termination or cancellation provisions applicable to awards; and

•	all other terms and conditions upon which each award may be granted in accordance with the 2021 Plan.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our 2021 Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that, without the prior approval of our stockholders, awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.

Stock Dividends and Stock Splits. If our shares of common stock shall be subdivided or combined into a greater or smaller number of shares of common stock or if we issue any shares of common stock as a stock dividend, the number of shares of common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share and performance goals applicable to performance awards, if any, to reflect such subdivision, combination or stock dividend.

Corporate Transactions. If we are acquired, our Board or Compensation Committee will with respect to stock options and stock appreciation rights: (i) make appropriate provision for the continuation of the stock option or stock appreciation right by substituting on an equitable basis for the shares of common stock then subject to such stock option or stock appreciation right either the consideration payable with respect to the outstanding shares of common stock in connection with the corporate transaction or securities of any successor or acquiring entity; (ii) cancel or arrange for the cancellation of the stock options or stock appreciation rights, to the extent not vested or exercised prior to the effective time of the transaction, in exchange for a payment in cash or shares of common stock as determined by our Board, in an amount equal to the amount by which the then fair market value of the shares of common stock subject to such vested stock option or stock appreciation right exceeds the exercise price; or (iii) after giving holders an opportunity to exercise to the extent vested their outstanding stock options or stock appreciation rights, terminate any or all unexercised stock options and stock appreciation rights at such time as the Board deems appropriate. With respect to outstanding restricted awards, our Board or Compensation Committee shall make appropriate provision for the continuation of such restricted awards on the same terms and conditions by substituting on an equitable basis for the shares of common stock then subject to such restricted awards either the consideration payable with respect to the outstanding shares of common stock in connection with the transaction or securities of any successor or acquiring entity. In lieu of the foregoing, if we are acquired, our Board may provide that, upon consummation of the acquisition, each outstanding restricted award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of shares of common stock comprising such restricted award to the extent then vested.

Amendment and Termination. The 2021 Plan may be amended by our stockholders. It may also be amended by our Board, provided that any amendment approved by our Board which is of a scope that requires stockholder approval as required by (i) the rules of the Nasdaq Stock Market, (ii) in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or (iii) for any other reason, is subject to obtaining such stockholder approval. In addition, other than in connection with stock dividends, stock splits, recapitalizations or reorganizations, the Compensation Committee may not without stockholder approval reduce the exercise price or cancel any outstanding option in exchange for a replacement option having a lower exercise price. In addition, we may not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the shares of common stock are listed, including any other action that is treated as a repricing under generally accepted accounting principles. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent.

Duration of 2021 Plan. The 2021 Plan will expire by its terms on August 10, 2031.

Federal Income Tax Considerations

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the 2021 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2021 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on their particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of shares of common stock acquired under the 2021 Plan.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares of common stock acquired pursuant to the incentive stock option within two years after the date of grant of the incentive stock option nor within one year after the date of issuance of shares of common stock to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares of common stock on the date of exercise and the incentive stock option exercise price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares of common stock after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the incentive stock option exercise price paid for the shares of common stock. If the shares of common stock are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares of common stock on the date of exercise of the incentive stock option over the incentive stock option exercise price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares of common stock on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares of common stock.

Non-Qualified Stock Options:

Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares of common stock with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and stock options designated as non-qualified stock options will be treated as options that are not incentive stock options.

A non-qualified stock option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified stock option in an amount equal to the excess of the then value of the shares of common stock over the option exercise price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares of common stock so acquired will be the amount paid on exercise of the non-qualified stock option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares of common stock so acquired will be capital gain or loss.

Stock Grants:

With respect to stock grants under our 2021 Plan that result in the issuance of shares of common stock that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares of common stock received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares of common stock that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares of common stock received at the first time the shares of common stock become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares of common stock rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares of common stock, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares of common stock on which the grantee previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares of common stock. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Restricted Stock Units:	The grantee recognizes no income until the issuance of the shares of common stock. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares of common stock received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Appreciation Rights:

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying shares of common stock on the grant date, the grantee will recognize ordinary income equal to the fair market value of the shares of common stock received upon such exercise. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Limitation on Our Deductions. As a general rule, the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by a participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to a covered employee, including awards under the 2021 Plan, may cause this limitation to be exceeded in any particular year.

Plan Benefits

Since the adoption of the 2021 Plan through October 1, 2026, we have granted the following stock options and restricted stock unit awards under the 2021 Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options and restricted stock unit awards were our shares of common stock:

Name and Position	Number of Stock Options	Number of Restricted Stock Unit Awards
Paul B. Bolno, M.D., MBA	4,559,600	286,000
Chandra Vargeese, Ph.D.	1,414,850	82,625
Kyle Moran, CFA	1,404,950	87,625
Christopher Francis, Ph.D.	1,109,600	63,750
All current executive officers as a group	8,489,000	520,000
All current directors who are not executive officers as a group	1,972,567	275,450
All current employees who are not executive officers as a group	19,169,859	3,218,765

Other than as discussed above in our director compensation policy in the section entitled “Executive Officer and Director Compensation,” the amounts of future grants under the 2021 Plan are not determinable as awards under the 2021 Plan, and will be granted at the sole discretion of the Compensation Committee, or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2021 Plan, or the amount or types of any such awards.

On October 1, 2026, the closing market price per share of our shares of common stock was $3.88 as reported by The Nasdaq Stock Market.

Accordingly, our Board seeks stockholder approval of this Proposal 3 as set out in the Notice. The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to approve the amendment to the 2021 Plan (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 11,000,000 SHARES OF COMMON STOCK AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

PROPOSAL 4: NON-BINDING ADVISORY RESOLUTION ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

We are seeking your advisory vote (on a non-binding, advisory basis only) as required by Section 14A of the Exchange Act on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, our Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at our 2027 ASM.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long- term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Stockholders are urged to read the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. Our Compensation Committee and our Board believe that our compensation policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Therefore, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say on pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

In accordance with the rules of the SEC, the following proposal is being submitted for a non-binding, advisory stockholder vote at the 2026 ASM:

“RESOLVED, on a non-binding, advisory basis only, that the compensation paid to the named executive officers of the Company, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

This non-binding advisory vote is being proposed to stockholders as required pursuant to the requirements of Section 14A of the Exchange Act. The stockholders’ vote on this proposal is solely advisory and non-binding in nature, will have no legal effect for purposes of Delaware law, and will not be enforceable against our Company or our Board.

The affirmative vote of a majority of the votes cast by holders of shares of common stock voting in person or by proxy at the 2026 ASM is required to approve, on a non-binding, advisory basis only, the compensation of our named executive officers, as described in this proxy statement (meaning the number of shares voted “for” the proposal must exceed the number of shares voted “against” the proposal). Although the advisory vote is non-binding, our Compensation Committee and our Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL (ON A NON-BINDING, ADVISORY BASIS ONLY) OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY CARD.

CODE OF BUSINESS CONDUCT AND

ETHICS

We have adopted a code of business conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer. The text of the code of conduct and ethics is posted on our website at www.wavelifesciences.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive officer or principal financial officer will be included in a Current Report on Form 8-K filed with the SEC within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER

MATTERS

The Board knows of no other business which will be presented at the 2026 ASM. If any other business is properly brought before the 2026 ASM, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR

DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2027 ASM, we must receive stockholder proposals (other than for director nominations) no later than June 16, 2027. To be considered for presentation at our 2027 ASM, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than July 15, 2027 and no later than August 14, 2027. In addition to satisfying the foregoing advance notice requirements, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act.

In the event that we hold our 2027 ASM more than 30 days before or more than 60 days after the one-year anniversary date of the 2026 ASM, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered to, or mailed and received at, our principal executive offices no earlier than the 120th day before the 2027 ASM and no later than the close of business on the later of the following two dates:

•	the 90th day prior to the 2027 ASM, or

•	the 10th day following the day on which public disclosure of the date of such meeting is first made.

Proposals that are not received in a timely manner will not be voted on at our 2027 ASM of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of General Counsel, Wave Life Sciences, Inc., 733 Concord Avenue, Cambridge, MA 02138.

Cambridge, Massachusetts

October 14, 2026

Annex A

Proposed Effective Date: November 12, 2026

WAVE LIFE SCIENCES, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN, AS AMENDED

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the Wave Life Sciences, Inc. Amended and Restated 2021 Equity Incentive Plan, as amended (the “Plan”). The purposes of the Plan are to (i) provide eligible Employees, Consultants, and Directors with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of Wave Life Sciences, Inc., a corporation formed in Delaware (the “Company”), and any Affiliate; and (ii) promote the success of the Company’s business. The Plan constitutes an amendment and restatement of the Wave Life Sciences Ltd. 2021 Equity Incentive Plan, as amended (the “Prior Plan”) as sponsored by Wave Life Sciences Ltd., including to reflect the Company’s assumption of the Prior Plan and all Awards (as defined below) thereunder in connection with the Redomiciliation (as defined below), and shall be construed accordingly.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants, and Directors of the Company and its Affiliates.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options; (b) Non-qualified Stock Options; (c) Stock Appreciation Rights; (d) Restricted Awards and (e) Performance Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under (i) applicable laws of the State of Delaware; (ii) applicable laws of the United States, including but not limited to, United States federal and state securities laws and the Code; (iii) applicable laws of Japan, including but not limited to, the Financial Instruments and Exchange Act of Japan; (iv) any stock exchange or quotation system on which the Common Shares are listed or quoted; and (v) the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award or a Performance Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) if the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (b) if no such agreement exists, or if such agreement does not define Cause:

(i) the commission of, or plea of guilty or no contest to, a felony or a crime involving fraud, embezzlement or any other act of moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material breach of any employment, consulting, advisory, nondisclosure, non-solicitation, non-competition or similar agreement with the Company or its Affiliates; or (v) material violation of state or federal securities laws.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following: (a) gross misconduct or neglect; (b) false or fraudulent misrepresentation inducing the Director’s appointment; or (c) willful conversion of corporate funds.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3.

“Common Shares” means shares of common stock of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof

“Company” means Wave Life Sciences, Inc., a corporation formed in Delaware, and any successor thereto. Unless otherwise clearly required by the context, with respect to periods prior to the Redomiciliation, references to the “Company” herein shall refer to Wave Life Sciences Ltd.

“Consultant” means any individual who is engaged by the Company or any Affiliate to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code.

“Corporate Transaction” has the meaning set forth in Section 14.8.

“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.8.

“Effective Date” shall mean August 10, 2021, the date on which the Prior Plan initially became effective, upon its approval by the stockholders of the Company.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of an Common Share as determined below. If an Common Share is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of an Common Share (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for an Common Share, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a Common Share may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Award” means a Restricted Award which vests based on the attainment of written Performance Goals as set forth in Section 7.2(g).

“Performance Goals” mean performance goals based on any criteria as determined by the Committee. Where applicable, the Performance Goals may be expressed in terms of a relative measure against a set of identified peer group companies, attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or an Affiliate of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no Performance Award will be issued or no vesting will occur, levels of performance at which Performance Awards will be issued or specified vesting will occur, and a maximum level of performance above which no additional issuances will be made or at which full vesting will occur. Each of the foregoing Performance Goals shall be evaluated in an objectively determinable manner and in accordance with generally accepted accounting principles where applicable, unless otherwise specified by the Committee, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

“Permitted Transferee” means the following if prior approval is obtained from the Committee in its sole and absolute discretion: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets; and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) such other transferees as may be permitted by the Committee in its sole discretion and in compliance with Applicable Laws.

“Plan” means Amended and Restated Wave Life Sciences, Inc. 2021 Equity Incentive Plan, as amended.

“Redomiciliation” means the redomiciliation of Wave Life Sciences Ltd. from Singapore to the State of Delaware, effective as of August 7, 2026.

“Restricted Award” means any Award granted pursuant to Section 7.2(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or Common Shares equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of an Common Share on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select, subject to the limitations set forth in this Plan, those Participants to whom Awards shall be granted;

(f) to determine the number of Common Shares to be made subject to each Award;

(g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that any such amendment shall be subject to the Participant’s consent if required pursuant to Section 13.5;

(j) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(k) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(l) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan; and

(m) to adopt sub-plans that, when taken together with the Plan, shall constitute the Plan for those certain tax residents identified in the applicable sub-plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing (as set forth in Section 13.2 of the Plan), stockholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to Applicable Laws and such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.4 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, a total of (i) 41,950,000 Common Shares shall be available for the grant of Awards under the Plan; plus (ii) the number of Common Shares underlying any awards under the Company’s 2014 Equity Incentive Plan, as amended, that are forfeited, canceled or otherwise terminated (other than by exercise or withheld by the Company to satisfy any tax withholding obligation) on or after the Effective Date shall be added to the Common Shares available for issuance under (i) hereof; provided that no more than 41,950,000 Common Shares may be issued upon the exercise of Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of Company Shares required to satisfy such Awards. Notwithstanding the foregoing, to the extent permitted by Applicable Laws, Awards that provide for the delivery of Common Shares subsequent to the applicable grant date may be granted in excess of the share limits set forth in this paragraph if such Awards provide for the forfeiture of such Awards to the extent that insufficient Common Shares remain at the time that the Common Shares would otherwise be issued in respect of such Award.

4.2 Common Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Any Common Shares subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Notwithstanding anything to the contrary contained herein, Common Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Common Shares are (a) Common Shares tendered in payment of the exercise price of an Option; (b) Common Shares delivered or withheld by the Company to satisfy any tax withholding obligation; (c) Common Shares covered by a share-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award, or (d) Common Shares repurchased by the Company on the open market with the proceeds of the exercise price of an Option or Stock Appreciation Right.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees who are tax residents of the United States and shall not include Employees who are solely Officers and Directors. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Stockholder. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of an Common Share at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Shares purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of an Common Share subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of an Common Share subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of an Common Share acquired pursuant to an Option shall be paid, to the extent permitted by Applicable Laws, either (a) in cash or by certified or bank check at the time the Option is exercised; or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by reduction in the number of Common Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (ii) in accordance with a cashless exercise program established with a securities brokerage firm, or (iii) in any other form of legal consideration that may be acceptable to the Committee.

6.5 Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable for no consideration to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service; or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Common Shares would violate the registration requirements under the Securities Act or any other Applicable Laws, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1; or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination; or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death; or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of an Common Share with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds U.S. $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted in accordance with Section 422(d) of the Code) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this

Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone or in tandem with an Option granted under the Plan.

(b) Grant Requirements. Any Stock Appreciation Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Stock Appreciation Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of Common Shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of an Common Share on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option.

(f) Exercise Price. The exercise price of a Stock Appreciation Right shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of one Common Share on the Grant Date of such Stock Appreciation Right. Notwithstanding the foregoing, a Stock Appreciation Right may be granted with an exercise price lower than that set forth in the preceding sentence if such Stock Appreciation Right is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code. A Stock Appreciation Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per Common Share subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1(b) are satisfied.

7.2 Restricted Awards.

(a) General. A Restricted Award is an Award of actual Common Shares (“Restricted Share”) or hypothetical Common Share units (“Restricted Share Units”) having a value equal to the Fair Market Value of an identical number of Common Shares, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Share and Restricted Share Units.

(i)	Each Participant granted Restricted Share shall execute and deliver to the Company an Award Agreement with respect to the Restricted Share setting forth the restrictions and other terms and conditions applicable to such Restricted Share. If the Committee determines that the Restricted Share shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable; and (B) the appropriate blank share power with respect to the Restricted Share covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Share and, if applicable, an escrow agreement and Share power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Share, including the right to vote such Restricted Share and the right to receive dividends; provided however that dividends (other than share dividends to be issued pursuant to Section 11) may accrue but shall not be paid prior to the time, and only to the extent that, the restrictions on the Common Shares subject to the Restricted Share to which it relates lapses.

(ii)

The terms and conditions of a grant of Restricted Share Units shall be reflected in an Award Agreement. No Common Shares shall be issued at the time a Restricted Share Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Share Units granted hereunder. At the discretion of the Committee, each Restricted Share Unit (representing one Common Share) may be credited with cash paid by the Company in respect of one Common Share (“Dividend Equivalents”). Dividend Equivalents shall be paid only upon the vesting of a Restricted Share Unit and in accordance with Section 409A of the Code if paid to a tax resident of the United States.

(c) Restrictions.

(i)

Restricted Share awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the share certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the share certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)

Restricted Share Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Share Units are forfeited, all rights of the Participant to such Restricted Share Units, including Dividend Equivalents, shall terminate without further obligation on the part of the Company; and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)

The Committee shall have the authority to remove any or all of the restrictions on the Restricted Share, Restricted Share Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Share or Restricted Share Units are granted, such action is appropriate.

(d) Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a Common Share. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Shares; Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any Restricted Shares, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the share certificate evidencing the Restricted Shares which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or share dividends credited to the Participant’s account with respect to such Restricted Shares and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Share Units unless payment is further deferred in compliance with Applicable Laws including, but not limited to Section 409A of the Code, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one Common Share for each outstanding vested Restricted Share Unit and cash equal to any Dividend Equivalents credited with respect to each such vested Restricted Share Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Common Shares having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Shares in lieu of delivering only Common Shares for vested Restricted Stock Units. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Fair Market Value of an Common Share as of the date on which the Restricted Period lapsed in the case of Restricted Share Units.

(f) Share Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

(g) Performance Awards. Restricted Awards may be granted at the sole discretion of the Committee, with vesting conditions based on the attainment of written Performance Goals. The Committee shall determine the performance period and whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be issued for such performance period until such certification is made by the Committee. The number Common Shares issued in respect of a Performance Award to a given Participant may be less than the amount determined by the applicable Performance Goal formula, at the discretion of the Committee. The number of Common Shares issued in respect of a Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period and any dividends (other than share dividends to be issued pursuant to Section 11) or Dividend Equivalents that accrue shall only be paid in respect of the number of Common Shares earned in respect of a Performance Award.

8. Securities Law Compliance. Each Award Agreement shall provide that no Common Shares shall be purchased or sold thereunder unless and until (a) any then Applicable Laws have been fully complied with to the satisfaction of the Company and its counsel; and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Common Shares upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register the Common Shares, the Plan or any Award under the Securities Act with the U.S Securities and Exchange Commission or with any state securities commission or stock exchange or under any other Applicable Laws. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Shares upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Shares. Proceeds from the sale of Common Shares pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Shares subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (common or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Shares are issued, except as provided in Section 11 hereof. Any dividends or Dividend Equivalents shall in all events be subject to the same vesting and forfeiture restrictions as apply to the Award to which they relate.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause; or (b) the service of a Director pursuant to the Articles of Association of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Applicable Laws, including but not limited to Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any foreign, federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Shares under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Common Shares from the Common Shares otherwise issuable to the Participant as a result of the exercise or acquisition of Common Shares under the Award, provided, however, that no Common Shares are withheld with a value exceeding the maximum amount of tax required to be withheld by Applicable Laws; or (c) delivering to the Company previously owned and unencumbered Common Shares of the Company.

11. Adjustments Upon Changes in Shares. In the event of changes in the outstanding Common Shares or in the capital structure of the Company by reason of any share or extraordinary cash dividend, share split, reverse share split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the maximum number of Common Shares subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of an Common Share or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Corporate Transaction.

12.1 The obligations of the Company under the Plan and the Award Agreements shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole (a “Corporate Transaction”).

12.2 In the event of a Corporate Transaction, the Board may take one or more of the following actions with respect to Options and Stock Appreciation Rights: (i) make appropriate provision for the continuation of the Option or Stock Appreciation Right by substituting on an equitable basis for the Common Shares then subject to such Option or Stock Appreciation Right either the consideration payable with respect to the outstanding Common Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity; (ii) require that Participants surrender their outstanding Options or Stock Appreciation Rights in exchange for a payment by the Company, in cash or Common Shares as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the Common Shares subject to such vested Option or Stock Appreciation Right exceeds the Exercise Price; or (iii) after giving Participants an opportunity to exercise to the extent vested their outstanding Options or Stock Appreciation Rights, terminate any or all unexercised Options and Stock Appreciation Rights at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Corporate Transaction or such other date as the Board may specify.

12.3 In the event of a Corporate Transaction with respect to outstanding Restricted Awards, the Board, shall make appropriate provision for the continuation of such Restricted Awards on the same terms and conditions by substituting on an equitable basis for the Common Shares then subject to such Restricted Awards either the consideration payable with respect to the outstanding Common Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Board may provide that, upon consummation of the Corporate Transaction, each outstanding Restricted Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of Common Shares comprising such Restricted Award to then extent then vested.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Shares and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2 Stockholder Approval. The Board will, submit any amendment to the Plan for stockholder approval if required under Applicable Laws. Other than as set forth in Section 12 of the Plan, the Board may not without stockholder approval reduce the exercise price of a stock option or stock appreciation right or cancel any outstanding Stock Option or Stock Appreciation Right Award in exchange for a replacement Award having a lower exercise price, any other Award or for cash. In addition, the Board shall not take any other action that is considered a direct or indirect “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed, including any other action that is treated as a repricing under generally accepted accounting principles.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not adversely affect the Participant’s material rights by any amendment of the Plan unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would adversely affect the Participant’s material rights under any Award unless (a) the Company requests the consent of the Participant; and (b) the Participant consents in writing.

14. General Provisions.

14.1 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.2 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.3 Recapitalizations and Reorganizations. Each Award Agreement shall contain provisions required to reflect the provisions of Sections 11 and 12.

14.4 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Shares or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.5 No Fractional Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Shares or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.6 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.7 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the 6 month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the 6 month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.8 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Common Shares acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Common Shares acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required if requested by the Company to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Common Shares.

14.9 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.9 such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.10 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.11 Expenses. The costs of administering the Plan shall be paid by the Company.

14.12 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.13 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.14 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date and Termination or Suspension of Plan. The Plan shall become effective as of the Effective Date and shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of the Plan by the Board, or (c) the tenth anniversary of the Effective Date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired. No grants of Incentive Stock Options may be made under the Plan on or after June 15, 2031. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

16. Choice of Law. The applicable laws of the State of Delaware, United States of America shall govern all questions concerning the construction, validity and interpretation of this Plan unless this Plan so specifies the interpretation of other Applicable Laws then, in such case, those Applicable Laws shall govern.

17. Clawback. Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Award (whether or not vested or settled) or cause a Participant to forfeit any Award (whether or not vested) in the event that the Company’s Clawback Policy then in effect is triggered.

SCAN TO VIEW MATERIALS & VOTE WAVE LIFE SCIENCES, INC. C/O 733 CONCORD AVENUE CAMBRIDGE, MA 02138 ATTN: LINDA ROCKETT VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T04031-P58887 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY WAVE LIFE SCIENCES, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends a vote FOR all of the director nominees listed in Proposal 1 and FOR Proposals All All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2, 3, and 4. Election of Directors. Nominees: Paul B. Bolno, M.D., MBA Mark H. N. Corrigan, M.D.  Ken Takanashi Aik Na Tan ! ! ! Christian Henry Peter Kolchinsky, Ph.D. Adrian Rawcliffe Gregory L. Verdine, Ph.D. Heidi L. Wagner, J.D. For Against Abstain To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2026. ! !! To approve a proposed amendment to our Amended and Restated 2021 Equity Incentive Plan in the manner and on the basis as set forth under “Proposal!!! 3: Approval of an Amendment to the Amended and Restated 2021 Equity Incentive Plan” in the proxy statement. To approve, by a non-binding advisory vote, the compensation of our named executive officers as disclosed in the proxy statement.!!! To transact such other business as may properly come before the 2026 Annual Meeting and all adjournments or postponements thereof.    YesNo Please indicate if you plan to attend the 2026 Annual Meeting.!! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Wave Life Sciences, Inc. 2026 Annual Meeting of Stockholders Thursday, November 12, 2026, 11:30 a.m., Eastern Time Wave Life Sciences, Inc. 733 Concord Avenue, Cambridge, MA 02138 Upon arrival, please present this admission ticket and photo identification at the registration desk. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS: The notice, proxy statement and our 2025 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com Whether or not you expect to attend the 2026 Annual Meeting of Stockholders, please mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.Proxy WAVE LIFE SCIENCES, INC. 2026 Annual Meeting of Stockholders November 12, 2026 This proxy is solicited on behalf of the Board of Directors Paul B. Bolno, M.D., MBA, and in his absence, Linda Rockett, Esq., each with the power of substitution, are hereby authorized as Proxies to represent and vote the shares of common stock of the signatory hereof, with all the powers which the undersigned would possess if personally present, at the 2026 Annual Meeting of Stockholders of Wave Life Sciences, Inc. to be held on November 12, 2026 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted in the manner directed herein by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the director nominees listed in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the 2026 Annual Meeting of Stockholders or at any adjournment or postponement thereof. Continued and to be signed on reverse side